                                  EXHIBIT A

                 FORM OF CLASS A-1• AND CLASS A-2 CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Initial Certificate Principal Balance
of this Certificate
("Denomination")                :

Initial Certificate Principal Balances
of all Certificates
of this Class                   :

CUSIP                           :

Pass-Through Rate               :

Maturity Date                   :   ______ 20__

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class A-[•]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust  Fund  consisting  primarily  of a pool of fixed  rate and
      adjustable  rate   conventional   mortgage  loans  (the  "Mortgage
      Loans") secured by first liens on one- to four-family  residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

            Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate  Principal  Balance at any
time may be less than the Certificate  Principal  Balance as set forth herein.
This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the Servicer,  the Back-up
Servicer,  the Credit Risk Manager or the Trustee  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This  certifies  that  CEDE & CO. is the  registered  owner of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among the Depositor,  DLJ Mortgage Capital,  Inc., as seller
(in such capacity,  the "Seller"),  Fremont Investment & Loan, as servicer (in such  capacity,  the  "Servicer"),  The  Murrayhill  Company,  as credit  risk manager (in such  capacity,  the  "Credit  Risk  Manager"),  Wells Fargo Bank,
N.A., and back-up servicer (in such capacity,  the "Back-Up Servicer" and U.S.
Bank National  Association as trustee (in such capacity,  the  "Trustee").  To the extent not  defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                       By: ___________________________________

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By: ___________________________
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class A-[•]

____________This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated  as the CSFB Home Equity  Pass-Through  Certificates,
Series  2004-FRE1,  of  the  Series  specified  on  the  face  hereof  (herein
collectively  called  the  "Certificates"),   and  representing  a  beneficial
ownership interest in the Trust Fund created by the Agreement.

____________The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

____________This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

____________Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

____________Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

____________The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the Depositor,  the Servicer, the Back-up Servicer, the Seller and
the Trustee with the consent of the Holders of  Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

____________As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

____________The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

____________No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

____________The Depositor,  the Seller,  the Servicer,  the Back-Up  Servicer,
the Seller,  the  Trustee,  and any agent of the  Depositor or the Trustee may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Servicer,  the Back-Up Servicer, the
Seller, the Depositor,  the Trustee or any such agent shall be affected by any notice to the contrary.

____________On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

____________Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

____________The  assignee   should  include  the  following  for  purposes  of
distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT B

                         FORM OF CLASS M CERTIFICATES

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Initial Certificate Principal Balance
of this Certificate
("Denomination")                :

Initial Certificate Principal Balances
of all Certificates
of this Class                   :

CUSIP                           :

Pass-Through Rate               :

Maturity Date                   :   _______ 20__

                CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class M-[•]

     evidencing a percentage  interest in the  distributions  allocable to the  Certificates  of the  above-referenced  Class with  respect to a
     Trust  Fund  consisting  primarily  of  a  pool  of  fixed  rate  and adjustable rate  conventional  mortgage loans (the "Mortgage  Loans")
     secured   by  first   liens  on  one-  to   four-family   residential
     properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth herein.  Accordingly,  the Certificate Principal Balance at any time may be less than the Certificate  Principal Balance as set forth herein.  This
Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Servicer,  the Back-up Servicer,
the Credit  Risk  Manager  or the  Trustee  referred  to below or any of their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This  certifies  that  CEDE & CO. is the  registered  owner of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among the Depositor,  DLJ Mortgage Capital,  Inc., as seller
(in such capacity,  the "Seller"),  Fremont Investment & Loan, as servicer (in such capacity,  the  "Servicer"),  Wells Fargo Bank, N.A., as back-up servicer
(in such capacity, the "Back-up Servicer"),  The Murrayhill Company, as credit risk manager (in such  capacity,  the "Credit  Risk  Manager")  and U.S.  Bank
National  Association as trustee (in such  capacity,  the  "Trustee").  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                       By:
                                           Name:
                                           Title:

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By: ___________________________
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class M-[•]

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated  as the CSFB Home Equity  Pass-Through  Certificates,
Series  2004-FRE1,  of  the  Series  specified  on  the  face  hereof  (herein
collectively  called  the  "Certificates"),   and  representing  a  beneficial
ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the Depositor,  the Servicer, the Seller, the Back-up Servicer and
the Trustee with the consent of the Holders of  Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor,  the Seller, the Servicer,  the Seller, the Back-Up
Servicer,  the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and none of the Servicer, the Seller, the Back-up Servicer, the  Depositor,  the Trustee or any such agent shall be affected by any notice to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

            Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

____________The  assignee   should  include  the  following  for  purposes  of
distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATES

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO  SECTION   5.02(b)  OF  THE  AGREEMENT,   THIS   ERISA-RESTRICTED
CERTIFICATE  OR  ANY  INTEREST  HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRANSFEREE DELIVERS TO THE TRUSTEE (I) A  REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")
OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING  ASSETS INCLUDE SUCH
PLAN'S  OR  ARRANGEMENT'S   ASSETS  (A  "PLAN")  OR  A  PERSON  ACQUIRING  THE
CERTIFICATE  FOR,  ON  BEHALF OF OR WITH THE  ASSETS OF SUCH PLAN (A  "BENEFIT
PLAN  INVESTOR")  OR  (II) IF  THE  TRANSFEREE  IS  AN  INSURANCE  COMPANY,  A
REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN  OPINION OF COUNSEL IN  ACCORDANCE  WITH THE  PROVISIONS OF
THE AGREEMENT  REFERRED TO HEREIN. IN THE EVENT THE  REPRESENTATIONS  REFERRED
TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL BE
DEEMED TO HAVE BEEN MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF
THIS  CERTIFICATE,  OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES AN INTEREST IN
THIS  CERTIFICATE IN BOOK-ENTRY  FORM. IN THE EVENT THAT A  REPRESENTATION  IS
VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A BENEFIT  PLAN
INVESTOR IS  ATTEMPTED  WITHOUT THE  DELIVERY TO THE TRUSTEE OF THE OPINION OF
COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER  OR  ACQUISITION  OF THIS
CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Initial Certificate Principal Balance
of this Certificate
("Denomination")                :

Initial Certificate Principal Balances
of all Certificates
of this Class                   :

CUSIP                           :

Pass-Through Rate               :

Maturity Date                   :   __________ 20__

                CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class B-[•]

     evidencing a percentage  interest in the  distributions  allocable to the  Certificates  of the  above-referenced  Class with  respect to a
     Trust  Fund  consisting  primarily  of  a  pool  of  fixed  rate  and adjustable rate  conventional  mortgage loans (the "Mortgage  Loans")
     secured   by  first   liens  on  one-  to   four-family   residential
     properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth herein.  Accordingly,  the Certificate Principal Balance at any time may be less than the Certificate  Principal Balance as set forth herein.  This
Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Servicer,  the Back-up Servicer,
the Credit  Risk  Manager  or the  Trustee  referred  to below or any of their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This  certifies  that  CEDE & CO. is the  registered  owner of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among the Depositor,  DLJ Mortgage Capital,  Inc., as seller
(in such capacity,  the "Seller"),  Fremont Investment & Loan, as servicer (in such capacity,  the  "Servicer"),  Wells Fargo Bank, N.A., as back-up servicer
(in such capacity, the "Back-up Servicer"),  The Murrayhill Company, as credit risk manager (in such  capacity,  the "Credit  Risk  Manager")  and U.S.  Bank
National  Association as trustee (in such  capacity,  the  "Trustee").  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

            Pursuant to  Section 5.02(b)  of the Agreement,  no transfer of an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the  Trustee,  to the effect that such  transferee  is not an employee  benefit  plan or  arrangement  subject  to  Section 406  of ERISA or
Section 4975  of the Code or an entity whose  underlying  assets  include such
plan  or  arrangement's   assets  (a  "Plan"),  or  a  person  acquiring  such
Certificate  for, on behalf of or with the assets of, such plan or arrangement
(a  "Benefit  Plan  Investor")  which  representation  letter  shall not be an expense  of the  Trustee  or the  Trust  Fund,  (ii) if  the  purchaser  is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation that the purchaser is an  insurance  company  which  is  purchasing  such  Certificates  with  funds contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60  ("PTCE
95-60"))  and that the purchase  and holding of such  Certificate  are covered under  Sections  I and III of PTCE  95-60  or  (iii) in  the  case of any such
ERISA-Restricted  Certificate  presented  for  registration  in the  name of a
Benefit Plan Investor,  an Opinion of Counsel  satisfactory  to the Trustee to the effect that the  purchase or holding of such  Certificate  will not result in prohibited  transactions under Section 406 of ERISA and/or  Section 4975 of the Code and will not subject the  Depositor,  the  Trustee,  the Seller,  the
Servicer  or the  Back-up  Servicer  to any  obligation  in  addition to those undertaken  in this  Agreement,  which  Opinion  of  Counsel  shall  not be an expense of such parties. In the event the  representations  referred to in the preceding sentence are not furnished,  such representation  shall be deemed to
have  been  made  to  the  trustee  by  the  transferee's   acceptance  of  an
ERISA-Restricted  Certificate  or by any  beneficial  owner who  purchases  an interest  in  this  certificate  in  book-entry  form.  In  the  event  that a representation  is  violated,  or any attempt to transfer an  ERISA-Restricted
Certificate  to a Benefit Plan  Investor is attempted  without the delivery to the Trustee of the Opinion of Counsel described above, the attempted  transfer or acquisition of this certificate shall be void and of no effect.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                       By:
                                           Name:
                                           Title:

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By: ___________________________
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class B-[•]

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates designated as CSFB Home Equity Pass-Through Certificates,  Series
2004-FRE1,  of the Series  specified on the face hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the Depositor,  the Servicer, the Back-up Servicer, the Seller and
the Trustee with the consent of the Holders of  Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor,  the Seller,  the Servicer,  the Back-up  Servicer,
the  Trustee  and any  agent of the  Depositor  or the  Trustee  may treat the
Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and none of the Servicer, the Back-up Servicer, the Seller, the
Depositor,  the  Trustee or any such agent  shall be affected by any notice to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

            Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

____________The  assignee   should  include  the  following  for  purposes  of
distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent
                                    ______

                                  EXHIBIT D

                         FORM OF RESIDUAL CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUSTEE A TRANSFER  AFFIDAVIT  IN
ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO  SECTION   5.02(b)  OF  THE  AGREEMENT,   THIS   ERISA-RESTRICTED
CERTIFICATE  OR  ANY  INTEREST  HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO THE EFFECT THAT
SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA") OR
SECTION 4975 OF THE CODE OR AN ENTITY  WHOSE  UNDERLYING  ASSETS  INCLUDE SUCH
PLAN'S  OR  ARRANGEMENT'S   ASSETS  (A  "PLAN")  OR  A  PERSON  ACQUIRING  THE
CERTIFICATE  FOR,  ON  BEHALF OF OR WITH THE  ASSETS OF SUCH PLAN (A  "BENEFIT
PLAN  INVESTOR").  IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY
ATTEMPT TO TRANSFER THIS  CERTIFICATE  TO A BENEFIT PLAN INVESTOR IS ATTEMPTED
WITHOUT  THE  DELIVERY  TO THE  TRUSTEE OF THE  OPINION  OF COUNSEL  DESCRIBED
ABOVE,  THE ATTEMPTED  TRANSFER OR  ACQUISITION OF THIS  CERTIFICATE  SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Initial Certificate Principal Balance
of this Certificate
("Denomination")                :   $

Initial Certificate Principal Balances
of all Certificates
of this Class                   :   $

CUSIP                           :

Pass-Through Rate               :

Maturity Date                   :   _________ 20__

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                   Class R

     evidencing a percentage  interest in the  distributions  allocable to the Class R  Certificates  with  respect to a Trust  Fund  consisting primarily of a pool of fixed rate and  adjustable  rate  conventional mortgage loans (the "Mortgage  Loans") secured by first liens on one-
     to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth herein.  Accordingly,  the Certificate Principal Balance at any time may be less than the Certificate  Principal Balance as set forth herein.  This
Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Servicer,  the Back-up Servicer,
the Credit  Risk  Manager  or the  Trustee  referred  to below or any of their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This  certifies  that  CREDIT  SUISSE  FIRST  BOSTON  LLC  is  the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among the  Depositor,  DLJ Mortgage
Capital, Inc., as seller (in such capacity, the "Seller"),  Fremont Investment
& Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells Fargo Bank,
N.A., as back-up  servicer (in such  capacity,  the "Back-up  Servicer"),  The
Murrayhill  Company,  as credit risk  manager (in such  capacity,  the "Credit
Risk  Manager")  and  U.S.  Bank  National  Association  as  trustee  (in such capacity,  the "Trustee").  To the extent not defined herein,  the capitalized
terms  used  herein  have  the  meanings  assigned  in  the  Agreement.   This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

            Any  distribution  of the proceeds of any remaining  assets of the
Trust Fund will be made only upon  presentment  and  surrender of this Class R
Certificate at the Corporate  Trust Office or the office or agency  maintained by the Trustee in New York, New York.

            Pursuant to  Section 5.02(b)  of the  Agreement,  no transfer of a
Class R  Certificate  shall be made unless the Trustee  shall have  received a representation  letter  from  the  transferee  of such  Class  R  Certificate, acceptable to and in form and substance  satisfactory  to the Trustee,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code or an  entity whose  underlying  assets  include  such  plan's  or  arrangement's  assets (a
"Plan"),  or a person acquiring such Certificate for, on behalf of or with the assets  of,  such  plan or  arrangement  (a  "Benefit  Plan  Investor")  which representation  letter  shall not be an  expense  of the  Trustee or the Trust
Fund.  In the event  that a  representation  is  violated,  or any  attempt to transfer  a Class R  Certificate  to a  Benefit  Plan  Investor  is  attempted without  the  delivery  to the  Trustee of the  Opinion  of Counsel  described above,  the attempted  transfer or  acquisition of this  certificate  shall be void and of no effect.

            Each  Holder of this  Class R  Certificate  will be deemed to have agreed to be bound by the  restrictions  of the  Agreement,  including but not limited to the  restrictions  that  (i) each  person  holding or acquiring any
Ownership   Interest  in  this  Class  R  Certificate   must  be  a  Permitted
Transferee,  (ii) no  Ownership  Interest in this Class R  Certificate  may be transferred  without  delivery to the Trustee of a transfer  affidavit  of the initial  owner  or the  proposed  transferee  in  the  form  described  in the
Agreement,  (iii) each  person holding or acquiring any Ownership  Interest in this Class R Certificate  must agree to require a transfer  affidavit from any other person to whom such person  attempts to Transfer its Ownership  Interest in this Class R Certificate as required  pursuant to the Agreement,  (iv) each person holding or acquiring an Ownership  Interest in this Class R Certificate must agree not to transfer an Ownership  Interest in this Class R  Certificate if it has actual  knowledge  that the proposed  transferee  is not a Permitted
Transferee  and (v) any  attempted  or  purported  transfer  of any  Ownership
Interest in this Class R Certificate  in violation of such  restrictions  will be  absolutely  null  and  void  and  will  vest no  rights  in the  purported transferee.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION
                                         as Trustee

                                       By:
                                           Name:
                                           Title:

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By:
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                   Class R

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates designated as CSFB Home Equity Pass-Through Certificates,  Series
2004-FRE1,  of the Series  specified on the face hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the Depositor,  the Servicer, the Back-up Servicer, the Seller and
the Trustee with the consent of the Holders of  Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor,  the Seller, the Servicer,  the Seller, the Back-Up
Servicer,  the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and none of the Servicer, the Back-up Servicer, the Seller, the  Depositor,  the Trustee or any such agent shall be affected by any notice to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

            Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

____________The  assignee   should  include  the  following  for  purposes  of
distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT E

                         FORM OF CLASS X CERTIFICATES

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

PURSUANT  TO  SECTION   5.02(b)  OF  THE  AGREEMENT,   THIS   ERISA-RESTRICTED
CERTIFICATE  OR  ANY  INTEREST  HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRANSFEREE DELIVERS TO THE TRUSTEE (I) A  REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")
OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING  ASSETS INCLUDE SUCH
PLAN'S  OR  ARRANGEMENT'S   ASSETS  (A  "PLAN")  OR  A  PERSON  ACQUIRING  THE
CERTIFICATE  FOR,  ON  BEHALF OF OR WITH THE  ASSETS OF SUCH PLAN (A  "BENEFIT
PLAN  INVESTOR")  OR (II) IF THE  TRANSFEREE  IS AN INSURANCE  COMPANY AND THE
CERTIFICATE  HAS BEEN  THE  SUBJECT  OF AN  ERISA-QUALIFYING  UNDERWRITING,  A
REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN  OPINION OF COUNSEL IN  ACCORDANCE  WITH THE  PROVISIONS OF
THE AGREEMENT  REFERRED TO HEREIN. IN THE EVENT THE  REPRESENTATIONS  REFERRED
TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL BE
DEEMED TO HAVE BEEN MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF
THIS  CERTIFICATE,  OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES AN INTEREST IN
THIS  CERTIFICATE IN BOOK-ENTRY  FORM. IN THE EVENT THAT A  REPRESENTATION  IS
VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A BENEFIT  PLAN
INVESTOR IS  ATTEMPTED  WITHOUT THE  DELIVERY TO THE TRUSTEE OF THE OPINION OF
COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER  OR  ACQUISITION  OF THIS
CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT 1933, AS
AMENDED  (THE  "ACT").  ANY RESALE OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Percentage Interest             :

CUSIP                           :

Maturity Date                   :   _______ 20__

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class X-[ ]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust  Fund  consisting  primarily  of a pool of fixed  rate and
      adjustable  rate   conventional   mortgage  loans  (the  "Mortgage
      Loans") secured by first liens on one- to four-family  residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

            This  Certificate  does  not  evidence  an  obligation  of,  or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Back-up
Servicer,  the Credit Risk Manager or the Trustee  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that CREDIT  SUISSE FIRST BOSTON LLC is the  registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing  the  denomination  of  this  Certificate  by  the  aggregate  of the denominations  of all  Certificates  of the  Class to which  this  Certificate belongs)  in  certain  monthly  distributions  with  respect  to a Trust  Fund consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse First
Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The  Trust  Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among the  Depositor,  DLJ Mortgage
Capital, Inc., as seller (in such capacity, the "Seller"),  Fremont Investment
& Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells Fargo Bank,
N.A., as back-up  servicer (in such  capacity,  the "Back-up  Servicer"),  The
Murrayhill  Company,  as credit risk  manager (in such  capacity,  the "Credit
Risk  Manager")  and  U.S.  Bank  National  Association  as  trustee  (in such capacity,  the "Trustee").  To the extent not defined herein,  the capitalized
terms  used  herein  have  the  meanings  assigned  in  the  Agreement.   This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

            Pursuant to  Section 5.02(b)  of the Agreement,  no transfer of an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the  Trustee,  to the effect that such  transferee  is not an employee  benefit  plan or  arrangement  subject  to  Section 406  of ERISA or
Section 4975  of the Code or an entity whose  underlying  assets  include such plan's or  arrangement's  assets,  or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or  arrangement (a "Plan") which representation  letter  shall not be an  expense  of the  Trustee or the Trust
Fund,  (ii) if the purchaser is an insurance company and the  ERISA-Restricted
Certificate  has been  the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the purchaser is an insurance company which is purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and that the purchase and holding of such  Certificate  are  covered  under  Sections  I and III of PTCE  95-60  or
(iii) in  the  case of any such  ERISA-Restricted  Certificate  presented  for registration  in the name of a Plan or a  person  acquiring  such  Certificate for, on behalf of or with the assets of a Plan, (a "Benefit  Plan  Investor"), an Opinion  of  Counsel  satisfactory  to the  Trustee to the effect  that the purchase  or  holding  of such  Certificate  will  not  result  in  prohibited transactions  under  Section 406 of ERISA and/or  Section 4975 of the Code and
will not subject the Depositor,  the Trustee,  the Seller, the Servicer or the
Back-Up  Servicer to any  obligation  in addition to those  undertaken in this
Agreement,  which  Opinion of Counsel shall not be an expense of such parties.
In the event the  representations  referred to in the  preceding  sentence are not furnished,  such  representation  shall be deemed to have been made to the trustee by the transferee's  acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who  purchases  an interest in this  certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt  to  transfer  an  ERISA-Restricted  Certificate  to  a  Benefit  Plan
Investor is  attempted  without the  delivery to the Trustee of the Opinion of
Counsel  described  above,  the  attempted  transfer  or  acquisition  of this certificate shall be void and of no effect.

            No  transfer of a  Certificate  of this Class shall be made unless such transfer is made pursuant to an effective  registration  statement  under the Securities Act and any applicable  state securities laws or is exempt from the  registration  requirements  under  said Act and such  laws.  In the event that a  transfer  is to be  made  in  reliance  upon  an  exemption  from  the
Securities  Act and  such  laws,  in  order  to  assure  compliance  with  the
Securities  Act and such laws, the  Certificateholder  desiring to effect such transfer  and  such  Certificateholder's  prospective  transferee  shall  each certify to the Trustee in writing the facts  surrounding  the  transfer.  This
Certificate  may not be offered  or sold  except to  "Qualified  Institutional
Buyers"  (as  defined in Rule 144A under the  Securities  Act) or, only if the entire  Class  is  being  sold  to an  investor  or  the  Depositor  otherwise consents,  institutional  "accredited investors" (as defined in Rule 501(a) of
Regulation D under the Securities  Act). The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee and the
Depositor  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee

                                       By:  __________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By: __
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                                 Class X-[ ]

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates designated as CSFB Home Equity Pass-Through Certificates,  Series
2004-FRE1,  of the Series  specified on the face hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Depositor,  the  Servicer,  the  Back-Up,  the Seller and the
Trustee  with the  consent of the  Holders of  Certificates  affected  by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor,  the Seller,  the Servicer,  the Back-up  Servicer,
the  Seller,  the Trustee  and any agent of the  Depositor  or the Trustee may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Servicer,  the Back-up Servicer, the
Seller, the Depositor,  the Trustee or any such agent shall be affected by any notice to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

            Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

____________The  assignee   should  include  the  following  for  purposes  of
distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT F

                      FORM OF INTEREST-ONLY CERTIFICATE

[ONLY FOR THE CLASS A-IO-1  CERTIFICATE:  UNLESS THIS CERTIFICATE IS PRESENTED
BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,
EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
CEDE  &  CO.  OR  IN  SUCH  OTHER  NAME  AS  IS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE,  OR OTHER USE  HEREOF  FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.]

[ONLY FOR CLASS A-IO-2] [THIS  CERTIFICATE HAS NOT BEEN  REGISTERED  UNDER THE
SECURITIES  ACT OF 1933,  AS AMENDED  ("THE  ACT").  ANY RESALE OR TRANSFER OF
THIS CERTIFICATE WITHOUT  REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE
IN A TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS OF THE ACT AND
IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[ONLY FOR CLASS A-IO-2]  PURSUANT TO SECTION  5.02(b) OF THE  AGREEMENT,  THIS
ERISA-RESTRICTED  CERTIFICATE  OR ANY INTEREST  HEREIN MAY NOT BE  TRANSFERRED
UNLESS (I) THE TRANSFEREE  DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO
THE  EFFECT  THAT  SUCH  TRANSFEREE  IS  NOT  AN  EMPLOYEE   BENEFIT  PLAN  OR
ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974,
AS  AMENDED  ("ERISA")  OR  SECTION  4975  OF  THE  CODE  OR AN  ENTITY  WHOSE
UNDERLYING ASSETS INCLUDE SUCH PLAN'S OR ARRANGEMENT'S  ASSETS (A "PLAN") OR A
PERSON  ACQUIRING THE CERTIFICATE  FOR, OR ON BEHALF OF OR WITH THE ASSETS OF,
SUCH PLAN (A "BENEFIT PLAN INVESTOR") OR (II)  THE TRANSFEREE  DELIVERS TO THE
TRUSTEE  AN  OPINION  OF COUNSEL  IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE
AGREEMENT  REFERRED TO HEREIN OR (III) THE CLASS A-IO-2  CERTIFICATE  HAS BEEN
THE  SUBJECT  OF  AN   ERISA-QUALIFIYING   UNDERWRITING.   IN  THE  EVENT  THE
REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH
REPRESENTATION  SHALL  BE  DEEMED  TO HAVE  BEEN  MADE TO THE  TRUSTEE  BY THE
TRANSFEREE'S  ACCEPTANCE OF THIS  CERTIFICATE,  OR BY ANY BENEFICIAL OWNER WHO
PURCHASES AN INTEREST IN THIS  CERTIFICATE  IN  BOOK-ENTRY  FORM. IN THE EVENT
THAT  A  REPRESENTATION   IS  VIOLATED,   OR  ANY  ATTEMPT  TO  TRANSFER  THIS
CERTIFICATE  TO A BENEFIT PLAN  INVESTOR IS ATTEMPTED  WITHOUT THE DELIVERY TO
THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER
OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                 :

Cut-off Date                    :   August 1, 2004

First Distribution Date         :   September 27, 2004

Initial Notional Amount of this
Certificate ("Denomination")    :

Initial Class Notional Amount of
all Certificates of this Class  :

Percentage Interest             :

CUSIP                           :

Pass-Through Rate               :

Maturity Date                   :   ________ 20__

                CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                               Class A-IO-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust  Fund  consisting  primarily  of a pool of fixed  rate and
      adjustable  rate   conventional   mortgage  loans  (the  "Mortgage
      Loans") secured by first liens on one- to four-family  residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Servicer,  the Credit
Risk  Manager  or the  Trustee  referred  to below or any of their  respective affiliates.  Neither this  Certificate  nor the Mortgage  Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies  that [CEDE & CO.][CREDIT  SUISSE FIRST BOSTON LLC]
is  the  registered  owner  of  the  Percentage  Interest  evidenced  by  this
Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all Certificates of the Class to which this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among the  Depositor,  DLJ Mortgage
Capital, Inc., as seller (in such capacity, the "Seller"),  Fremont Investment
& Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells Fargo Bank,
N.A., as back-up  servicer (in such  capacity,  the "Back-up  Servicer"),  The
Murrayhill  Company,  as credit risk  manager (in such  capacity,  the "Credit
Risk  Manager")  and  U.S.  Bank  National  Association  as  trustee  (in such capacity,  the "Trustee").  To the extent not defined herein,  the capitalized
terms  used  herein  have  the  meanings  assigned  in  the  Agreement.   This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

      [ONLY FOR CLASS A-IO-2  CERTIFICATES]  [No transfer of a Certificate  of this  Class  shall  be  made  unless  such  transfer  is made  pursuant  to an effective  registration  statement under the Securities Act and any applicable state  securities laws or is exempt from the registration  requirements  under said  Act  and  such  laws.  In the  event  that a  transfer  is to be made in reliance upon an exemption  from the Securities Act and such laws, in order to
assure   compliance   with   the   Securities   Act   and   such   laws,   the
Certificateholder    desiring    to   effect    such    transfer    and   such
Certificateholder's  prospective  transferee shall each certify to the Trustee in writing the facts  surrounding  the transfer.  This  Certificate may not be offered or sold  except to  "Qualified  Institutional  Buyers"  (as defined in
Rule 144A under the  Securities  Act) or,  only if the  entire  Class is being sold  to an  investor  or  the  Depositor  otherwise  consents,  institutional
"accredited  investors"  (as defined in Rule 501(a) of  Regulation D under the
Securities  Act).  The Holder hereof  desiring to effect such transfer  shall, and does hereby agree to, indemnify the Trustee and the Depositor  against any liability  that may result if the  transfer is not so exempt or is not made in accordance with such federal and state laws.

      Pursuant  to  Section 5.02(b)  of the  Agreement,  no  transfer  of this
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the  Trustee,  to the effect that such  transferee  is not an employee  benefit  plan or  arrangement  subject  to  Section 406  of ERISA or
Section 4975  of the Code,  or a person  acquiring  such  Certificate  for, on behalf of or with the assets of,  such plan or  arrangement  (a "Plan")  which representation  letter  shall not be an  expense  of the  Trustee or the Trust
Fund,  [or]  (ii)   in the  case  of  any  such  ERISA-Restricted  Certificate presented for  registration  in the name of a Plan or a person  acquiring such
Certificate  for, on behalf of or with the assets of, a Plan (a "Benefit  Plan
Investor"),  such  Benefit  Plan  Investor  delivers  an  Opinion  of  Counsel satisfactory  to the  Trustee to the effect  that the  purchase  or holding of such Certificate will not result in prohibited  transactions under Section 406 of ERISA and/or  Section 4975  of the Code and will not subject the Depositor, the  Trustee,  the  Seller,  the  Servicer  or  the  Back-Up  Servicer  to any
obligation in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of such parties [or (iii) the  Class A-IO-2
Certificates have been the subject of an  ERISA-Qualifying  Underwriting].  In the event the  representations  referred to in the preceding  sentence are not furnished,  such  representation  shall be  deemed  to have  been  made to the trustee by the transferee's  acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who  purchases  an interest in this  certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt  to  transfer  an  ERISA-Restricted  Certificate  to  a  Benefit  Plan
Investor is  attempted  without the  delivery to the Trustee of the Opinion of
Counsel  described  above,  the  attempted  transfer  or  acquisition  of this certificate shall be void and of no effect.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                       U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee

                                       By:____________________________________
                                            Name:
                                            Title:

CERTIFICATE OF AUTHENTICATION

      This  is one of the  Certificates  referred  to in the  within-mentioned
Agreement.

Date:  ____________________

            U.S. BANK NATIONAL ASSOCIATION,
              as Trustee

            By: __
               Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                               Class A-IO-[__]

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates designated as CSFB Home Equity Pass-Through Certificates,  Series
2004-FRE1,  of the Series  specified on the face hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that the  Trustee  is not  liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date  specified on the face hereof,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount  equal to the product of the Percentage  Interest evidenced by this Certificate and the amount required to be  distributed  to  Holders  of  Certificates  of the Class to which  this
Certificate  belongs on such Distribution Date pursuant to the Agreement.  The
Record Date  applicable to each  Distribution  Date is (1) with respect to all
Definitive  Certificates,  the last  business day of the month  preceding  the
Distribution  Date and (2) with respect to all Certificates held in Book-Entry
Form only, the Business Day immediately preceding the Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trustee in writing at least five
Business  Days prior to the  related  Record  Date and such  Certificateholder shall satisfy the  conditions to receive such form of payment set forth in the
Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing  in the  Certificate  Register.  The  final distribution on each  Certificate  will be made in like manner,  but only upon presentment  and surrender of such  Certificate at the Corporate  Trust Office or such other location specified in the notice to  Certificateholders  of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the Depositor,  the Servicer, the Back-up Servicer, the Seller and
the Trustee with the consent of the Holders of  Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the
Agreement.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register of the Trustee upon  surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or agency  maintained  by the Trustee in St. Paul,  Minnesota,  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the holder  hereof or such  holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates of the same Class in authorized  denominations and evidencing the same  aggregate  Percentage  Interest  in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor,  the Seller,  the Servicer,  the Back-up  Servicer,
the  Seller,  the Trustee  and any agent of the  Depositor  or the Trustee may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Servicer,  the Back-up Servicer, the
Seller,  the  Depositor,  the Trustee,  or any such agent shall be affected by any notice to the contrary.

            On any  Distribution  Date on which the aggregate Stated Principal
Balance of the Mortgage  Loans is less than 10% of the Aggregate  Loan Balance as of the  Cut-off  Date,  the  Terminating  Entity  will  have the  option to repurchase,  in whole,  from the Trust Fund all remaining  Mortgage  Loans and all  property  acquired in respect of the Mortgage  Loans at a purchase  price determined  as provided in the  Agreement.  In the event that no such optional termination  occurs,  the  obligations  and  responsibilities  created  by the
Agreement will  terminate upon the later of the maturity or other  liquidation
(or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property in respect  thereof and the distribution to  Certificateholders  of all amounts required to be distributed pursuant to the  Agreement.  In no event,  however,  will the trust created by the Agreement  continue  beyond the  expiration of (i) 21 years from the death of the last  survivor of the  descendants  living at the date of the Agreement of a certain  person named in the Agreement or (ii) the  Distribution  Date in
[  ].

            Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement,  and nothing  herein  shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct  the  Trustee  to  issue a new  Certificate  of a like denomination  and  Class,  to  the  above  named  assignee  and  deliver  such
Certificate to the following address:

______________________________________________________________________________
 Dated:

______________________________________________________________________________
                           Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to ___________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
______________________________________________________________________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT G

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: John Graham

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Fremont Investment & Loan
175 N. Riverview Drive
Anaheim, California 92808

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
MAC-N2702-011
Columbia, Maryland 21045-1951

       Re:  Pooling and Servicing Agreement among the Depositor,  DLJ Mortgage
            Capital,  Inc.,  as  seller  (in  such  capacity,  the  "Seller"),
            Fremont  Investment  & Loan,  as servicer (in such  capacity,  the
            "Servicer"),  Wells Fargo Bank, N.A., as back-up servicer (in such capacity,  the "Back-Up  Servicer"),  The Murrayhill  Company,  as
            credit risk manager (in such capacity,  the "Credit Risk Manager")
            and U.S. Bank National  Association  as trustee (in such capacity, the  "Trustee")  relating  to the CSFB Home Equity  Pass-Through
            Certificates, Series 2004- FRE1
Gentlemen:

            In accordance  with  Section 2.02 of the  above-captioned  Pooling
and  Servicing  Agreement  (the  "Pooling  and  Servicing   Agreement"),   the
undersigned,  as a Custodian,  hereby certifies that, as to each Mortgage Loan listed in each Mortgage Loan Schedule  (other than any Mortgage Loan listed in the attached schedule), it has received:

            (i)___the  original  Mortgage  Note,  endorsed  as provided in the following form: "Pay to the order of ________, without recourse"; and

            (ii)__a duly  executed  Assignment  of the Mortgage  (which may be included in a blanket assignment or assignments).

            Based on its review and  examination  and only as to the foregoing documents,  such  documents  appear  regular  on their face and relate to such
Mortgage Loan.

            The undersigned  Custodian has made no independent  examination of any documents  contained in each Mortgage File beyond the review  specifically required in the Pooling and Servicing  Agreement.  The  undersigned  Custodian makes no  representations  as to:  (i) the  validity,  legality,  sufficiency, enforceability  or  genuineness  of any of the  documents  contained  in  each
Mortgage File of any of the Mortgage Loans  identified on either Mortgage Loan
Schedule,   or  (ii)  the  collectability,   insurability,   effectiveness  or
suitability of any such Mortgage Loan.

      Capitalized  words and  phrases  used herein  shall have the  respective meanings assigned to them in the Pooling and Servicing Agreement.

                                             [
                                             ],
                                             as a Custodian

                                          By:  ______________________________
                                          Name:  ____________________________
                                          Title:  ___________________________

                                  EXHIBIT H

                   FORM OF FINAL CERTIFICATION OF CUSTODIAN

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: John Graham

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Fremont Investment & Loan
175 N. Riverview Drive
Anaheim, California 92808

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
MAC-N2702-011
Columbia, Maryland 21045-1951

       Re:  Pooling and Servicing Agreement among the Depositor,  DLJ Mortgage
            Capital,  Inc.,  as  seller  (in  such  capacity,  the  "Seller"),
            Fremont  Investment  & Loan,  as servicer (in such  capacity,  the
            "Servicer"),  Wells Fargo Bank, N.A., as back-up servicer (in such capacity,  the "Back-Up  Servicer"),  The Murrayhill  Company,  as
            credit risk manager (in such capacity,  the "Credit Risk Manager")
            and U.S. Bank National  Association  as trustee (in such capacity, the  "Trustee")  relating  to the CSFB Home Equity  Pass-Through
            Certificates, Series 2004- FRE1
Gentlemen:

            In accordance  with  Section 2.02 of the  above-captioned  Pooling
and  Servicing  Agreement  (the  "Pooling  and  Servicing   Agreement"),   the
undersigned,  as a Custodian,  hereby  certifies that as to each Mortgage Loan listed in each Mortgage  Loan  Schedule  (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i)___the original  Mortgage  Note,  endorsed in the form provided
in  Section 2.01(b)  of  the  Pooling  and  Servicing   Agreement,   with  all
intervening  endorsements,  and  including  any riders to the  Mortgage  Note, showing a complete chain of endorsement  from the originator to the last named endorsee;

            (ii)__with  respect  to  any  Lost  Mortgage  Note,  a  lost  note affidavit  stating  that the  original  Mortgage  Note was lost or  destroyed, together with a copy of such Mortgage Note;

            (iii)_the original of any guarantee  executed in  connection  with the Mortgage Note (if any);

            (iv)__the original  Mortgage with  evidence of recording  thereon, or  copies  certified  by the  related  recording  office  or if the  original
Mortgage  has  not  yet  been  returned  from  the  recording  office,  a copy certified  by or on behalf of the Seller  indicating  that such  Mortgage  has been delivered for recording;

            (v)___the    originals    of   all    assumption,    modification,
consolidation  or  extension  agreements  (or,  if an original of any of these documents  has not been returned  from the  recording  office,  a copy thereof certified  by or on behalf of the Seller,  the original to be delivered to the
Seller  forthwith after return from such recording  office),  with evidence of recording thereon, if any;

            (vi)__a duly  executed  assignment  of the  Mortgage  in the  form provided in Section 2.01(b) of the Pooling and Servicing Agreement;  provided, however,  that if the Depositor has certified or the Trustee  otherwise  knows that the related Mortgage has not been returned from the applicable  recording office, a copy of the Assignment of the Mortgage (excluding  information to be provided by the recording office);

            (vii)_the  original of any  intervening  recorded  Assignments  of
Mortgage,  showing a complete  chain of  assignment  from  origination  to the related Seller, including warehousing assignments,  with evidence of recording thereon (or, if an original  intervening  Assignment  of Mortgage has not been returned from the recording  office, a copy thereof  certified by or on behalf of the Seller);

            (viii)      the  original or  duplicate  original  lender's  title
insurance  policy and all riders  thereto  or,  any one of an  original  title binder, an original  preliminary title report or an original title commitment, or a  copy  thereof  certified  by  the  title  company  (or,  in  appropriate jurisdictions, attorney's opinion of title and abstract of title); and

            (ix)__the original primary mortgage insurance certificate,  if any or copy of mortgage insurance certificate.

            Based on its review and  examination  and only as to the foregoing documents,  (a) such  documents  appear  regular on their face and  related to such Mortgage  Loan,  and (b) the  information  set forth in items (i),  (ii),
(iii),  (iv),  (vi),  (ix) and (x) of the  definition  of the  "Mortgage  Loan
Schedule"  in Article I of the  Pooling  and  Servicing  Agreement  accurately reflects information set forth in the Mortgage File.

            The undersigned  Custodian has made no independent  examination of any documents  contained in each Mortgage File beyond the review  specifically required in the Pooling and Servicing  Agreement.  The  undersigned  Custodian makes no  representations  as to:  (i) the  validity,  legality,  sufficiency, enforceability  or  genuineness  of any of the  documents  contained  in  each
Mortgage File of any of the Mortgage Loans  identified on either Mortgage Loan
Schedule,   or  (ii)  the  collectability,   insurability,   effectiveness  or
suitability of any such Mortgage Loan.  Notwithstanding anything herein to the contrary,  the undersigned  Custodian has made no  determination  and makes no representations  as to whether (i) any  endorsement  is sufficient to transfer all right,  title and interest of the party so  endorsing,  as  noteholder  or assignee  thereof,  in and to that Mortgage Note or (ii) any  assignment is in recordable  form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective meanings assigned to them in the Pooling and Servicing Agreement.

[                                                                   ],
                                             as a Custodian

                                          By:  ______________________________
                                          Name:  ____________________________
                                          Title:  ___________________________

                                   I-4
                                  EXHIBIT I

                              TRANSFER AFFIDAVIT

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                               Class [_______]

STATE OF             )
                     ) ss.:
COUNTY OF            )

____________The  undersigned,  being  first duly  sworn,  deposes  and says as follows:

            1.    The  undersigned  is  an  officer  of  ______________,   the
proposed  Transferee of an Ownership  Interest in a Class R  Certificate  (the
"Certificate")  issued pursuant to Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the  "Agreement")  among the Depositor,  DLJ
Mortgage Capital,  Inc., as seller (in such capacity,  the "Seller"),  Fremont
Investment  & Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells
Fargo  Bank,  N.A.,  as  back-up  servicer  (in such  capacity,  the  "Back-up
Servicer"),  The Murrayhill Company, as credit risk manager (in such capacity, the "Credit Risk  Manager") and U.S. Bank National  Association as trustee (in such capacity, the "Trustee").  Capitalized terms used, but not defined herein or in Exhibit 1 hereto,  shall have the meanings ascribed to such terms in the
Agreement.  The  Transferee  has  authorized  the  undersigned  to  make  this affidavit on behalf of the Transferee.

            2.____The  Transferee  is, as of the date hereof,  and will be, as of the  date of the  Transfer,  a  Permitted  Transferee.  The  Transferee  is
acquiring its Ownership  Interest in the Certificate for its own account.  The
Transferee has no knowledge that any such affidavit is false.

            3.____The  Transferee  has been advised of, and  understands  that
(i) a tax will be imposed on Transfers of the  Certificate to Persons that are not Permitted  Transferees;  (ii) such tax will be imposed on the  transferor, or, if such Transfer is through an agent (which includes a broker,  nominee or middleman) for a Person that is not a Permitted Transferee,  on the agent; and
(iii) the Person  otherwise  liable for the tax shall be relieved of liability for  the  tax if  the  subsequent  Transferee  furnished  to  such  Person  an affidavit that such  subsequent  Transferee is a Permitted  Transferee and, at the time of  Transfer,  such Person does not have  actual  knowledge  that the affidavit is false.

            4.____The Transferee has been advised of, and  understands  that a tax will be imposed on a  "pass-through  entity" holding the Certificate if at any time during the taxable year of the  pass-through  entity a Person that is not a  Permitted  Transferee  is the  record  holder  of an  interest  in such entity.  The Transferee  understands that such tax will not be imposed for any period with respect to which the record holder  furnishes to the  pass-through entity an affidavit that such record holder is a Permitted  Transferee and the pass-through  entity does not have actual  knowledge  that such  affidavit  is false.  (For this  purpose,  a  "pass-through  entity"  includes  a  regulated investment  company,  a real estate  investment  trust or common trust fund, a partnership,  trust or estate, and certain  cooperatives and, except as may be provided in Treasury  Regulations,  persons holding  interests in pass-through entities as a nominee for another Person.)

            5.____The    Transferee    has   reviewed   the    provisions   of
Section 5.02(b)   of  the  Agreement   (attached   hereto  as  Exhibit  2  and
incorporated  herein by reference) and understands  the legal  consequences of the  acquisition  of an  Ownership  Interest  in  the  Certificate  including,
without  limitation,   the  restrictions  on  subsequent   Transfers  and  the
provisions  regarding voiding the Transfer and mandatory sales. The Transferee
expressly   agrees  to  be  bound  by  and  to  abide  by  the  provisions  of
Section 5.02(b)  of the  Agreement and the  restrictions  noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the  representations  included  herein  shall  render the  Transfer  to the
Transferee contemplated hereby null and void.

            6.____The Transferee  agrees to require a Transfer  Affidavit from any Person to whom the Transferee  attempts to Transfer its Ownership Interest in the  Certificate,  and in connection with any Transfer by a Person for whom the  Transferee  is acting as nominee,  trustee or agent,  and the  Transferee will not Transfer its Ownership  Interest or cause any  Ownership  Interest to be  Transferred  to any Person  that the  Transferee  knows is not a Permitted
Transferee.  In  connection  with any such  Transfer  by the  Transferee,  the
Transferee  agrees to deliver to the Trustee a  certificate  substantially  in the form set forth as EXHIBIT J to the Agreement (a "Transferor  Certificate")
to the effect that such Transferee has no actual  knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7.____The  Transferee  does not have the  intention  to impede the assessment or  collection of any tax legally  required to be paid with respect to the Certificate.

            8.____The   Transferee's   taxpayer   identification   number   is
[_____________].

            9.____The Transferee is a United States Person.

            10.___The  Transferee  is  aware  that  the  Certificate  may be a
"noneconomic  residual  interest"  within  the  meaning of  proposed  Treasury regulations  promulgated  pursuant  to the Code and that the  transferor  of a noneconomic  residual  interest  will  remain  liable  for any  taxes due with respect  to the  income  on such  residual  interest,  unless  no  significant purpose of the transfer was to impede the assessment or collection of tax.

            11.___In accordance with Revenue Procedure 2001-12, I.R.B. 2001-2,

            (a)___the  consideration  paid to the Transferee for accepting the
Class R Certificates  is greater than the present value of the anticipated net federal  income  taxes  and  tax  benefits  ("Tax  Liability  Present  Value")
associated  with owning such  Certificates,  with such present value  computed suing a discount rate equal to the  "applicable  federal  rate"  prescribed by
Section 1274  of the  Internal  Revenue  Code as of the date hereof  (with all applicable  computations  done in accordance  with Rev. Proc.  2001-12) or, to the  extent  it is not,  if the  Transferee  has  asserted  that it  regularly borrows,  in the ordinary course of its trade or business,  substantial  funds from  unrelated  third parties at a lower  interest rate than such  applicable federal rate and the consideration  paid to the Transferee is greater than the
Tax  Liability  Present  Value using such lower  interest rate as the discount rate, the  transactions  with the unrelated third party lenders,  the interest rate or rates, the date or dates of such transactions,  and the maturity dates or, in the case of adjustable rate debt instruments,  the relevant  adjustment dates or periods,  with respect to such borrowings,  are accurately  stated in
Exhibit A to this letter; or

            (b)___the Transferee (i) is an "eligible  corporation"  as defined in  Section 860L(a)(2) of the Internal Revenue Code, as to which the income of
Class R  Certificates  will only be subject to taxation in the United  States,
(ii) has, and has had in each of its two preceding fiscal years,  gross assets for  financial  reporting  purposes  (excluding  any  obligation  of a  person related to the transferee  within the meaning of  Section 860L of the Internal
Revenue  Code) in excess of $100  million and net assets of $10  million,  and
(iii) hereby agrees only to transfer the  Certificate  to another  corporation meeting the criteria set forth in this letter.

      12.   That the Owner:

      (a) is not an  employee  benefit  plan  or  arrangement  subject  to the prohibited  transaction  provisions of the Employee Retirement Income Security
Act of 1974,  as amended  ("ERISA") or  Section 4975  of the Internal  Revenue
Code of 1986,  as amended  (the  "Code")  an entity  whose  underlying  assets include such plan's or  arrangement's  assets (a "Plan"),  or any other person purchasing any  Certificate  for, on behalf of or with the assets of, any such
Plan (a "Benefit Plan Investor");

      (b) is an  insurance  company,  the  source of funds to be used by it to purchase the  Certificates is an "insurance  company general  account" (within the meaning of  Department of Labor  Prohibited  Transaction  Class  Exemption
("PTCE")  95-60),  and the  purchase  is  being  made  in  reliance  upon  the availability  of the exemptive  relief  afforded  under  Sections I and III of
PTCE 95-60; or

      (c) provides an Opinion of Counsel which  establishes  to the reasonable
satisfaction   of  the   Trustee   that  the   purchase   and  holding  of  an
ERISA-Restricted  Certificate  by a Benefit Plan  Investor  will not result in non-exempt prohibited  transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee, the Servicer or the Back-Up  Servicer to any  obligation  in addition to those  undertaken  in this Agreement.

            IN WITNESS  WHEREOF,  the Transferee has caused this instrument to be executed on its behalf,  pursuant to authority  of its Board of  Directors, by its duly authorized  officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__ .

___________________________________________________________________________
                                            Print Name of Transferee

                                          By:  ____________________________
                                             Name:
                                             Title:

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

____________Personally  appeared  before me the  above-named , known or proved to me to be the same person who executed the  foregoing  instrument  and to be the of the Transferee,  and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

____________Subscribed and sworn before me this day __of _________, 20__.

___________________________________________________________________________
                                          NOTARY PUBLIC

                                          My Commission expires the __ day of
                                          _________, 20  .

                                  EXHIBIT 1
                                      to
                                  EXHIBIT I

Certain Definitions

      "Ownership  Interest":  As to any Residual  Certificate,  any  ownership interest in such  Certificate,  including any interest in such  Certificate as the  Holder  thereof  and  any  other  interest  therein,  whether  direct  or indirect, legal or beneficial.

      "Permitted  Transferee":  Any person  other than (i) the United  States, any State or political  subdivision  thereof, or any agency or instrumentality
of  any  of  the   foregoing,   (ii)  a  foreign   government,   International
Organization  or any  agency or  instrumentality  of either of the  foregoing,
(iii) an  organization  (except  certain  farmers'  cooperatives  described in section  521 of the Code) which is exempt from tax imposed by Chapter 1 of the
Code  (including  the tax  imposed  by  section  511 of the Code on  unrelated business  taxable  income) on any  excess  inclusions  (as  defined in section
860E(c)(1) of the Code) with respect to any Residual  Certificate,  (iv) rural electric and telephone  cooperatives described in section 1381(a)(2)(C) of the
Code, (v) a Person that is not a citizen or resident of the United  States,  a corporation,  partnership,  or other  entity  created or organized in or under the laws of the United States,  any State thereof or the District of Columbia, or  an  estate  whose  income  from  sources  without  the  United  States  is includible in gross income for federal  income tax purposes  regardless of its connection  with the conduct of a trade or business  within the United  States or a trust if a court  within the United  States is able to  exercise  primary supervision  over  the  administration  of the  trust  and one or more  United
States persons have the authority to control all substantial  decisions of the trust unless such Person has furnished the  transferor  and the Trustee with a duly completed  Internal  Revenue Service Form 4224, and (vi) any other Person so  designated  by the  Depositor  based upon an  Opinion of Counsel  that the
Transfer of an  Ownership  Interest in a Residual  Certificate  to such Person may cause the Trust Fund  hereunder  to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms "United States," "State" and
"International  Organization"  shall  have the  meanings  set forth in section
7701 of the Code or successor  provisions.  A corporation  will not be treated as an  instrumentality  of the  United  States  or of any  State or  political subdivision  thereof for these  purposes if all of its  activities are subject to tax and, with the exception of the Federal Home Loan Mortgage  Corporation, a majority of its board of directors is not selected by such government unit.

      "Person":  Any  individual,  corporation,  partnership,  joint  venture,
association,   limited  liability   company,   joint-stock   company,   trust,
unincorporated   organization  or  government,  or  any  agency  or  political subdivision thereof.

      "Transfer":  Any direct or indirect  transfer  or sale of any  Ownership
Interest in a Residual Certificate.

      "Transferee":  Any Person who is  acquiring  by Transfer  any  Ownership
Interest in a Residual Certificate.

                                  EXHIBIT 2
                                      to
                                  EXHIBIT I

                       Section 5.02(b) of the Agreement

      No transfer of a Private  Certificate shall be made unless such transfer is made pursuant to an effective  registration  statement under the Securities
Act  and  any  applicable   state  securities  laws  or  is  exempt  from  the
registration  requirements  under  said Act and such  state  securities  laws.
Except  in  connection  with any  transfer  of a  Private  Certificate  by the
Depositor  to any  affiliate,  in the event that a  transfer  is to be made in reliance upon an exemption  from the Securities Act and such laws, in order to
assure   compliance   with   the   Securities   Act   and   such   laws,   the
Certificateholder  desiring  to effect  such  transfer  shall  certify  to the
Trustee in writing the facts  surrounding  the transfer in  substantially  the
form  set  forth  in  Exhibit  J  (the  "Transferor   Certificate")  and  such
Certificateholder's  prospective  transferee shall either (i) deliver a letter in substantially  the form of (A) Exhibit L (the "Rule 144A Letter") or (B) if the Private  Certificate  subject to such transfer represents the entire Class
or  the  Depositor  otherwise  consents  to  such  transfer,   Exhibit K  (the
"Investment  Letter") or  (ii) there  shall be delivered to the Trustee at the expense of the  transferor  an Opinion of Counsel  that such  transfer  may be made pursuant to an exemption  from the  Securities  Act. The Depositor  shall provide to any Holder of a Private Certificate and any prospective  transferee designated by any such Holder,  information regarding the related Certificates and the  Mortgage  Loans and such other  information  as shall be necessary to satisfy  the  condition  to  eligibility  set  forth  in Rule  144A(d)(4)  for transfer of any such Private  Certificate without  registration  thereof under the Securities  Act pursuant to the  registration  exemption  provided by Rule
144A.  The Trustee  shall  cooperate  with the Depositor in providing the Rule
144A information referenced in the preceding sentence,  including providing to the Depositor such information regarding the Certificates,  the Mortgage Loans and other matters  regarding the Trust Fund as the Depositor shall  reasonably request to meet its obligation under the preceding sentence.  Each Holder of a
Private  Certificate  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Seller and the Servicer
against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted  Certificate shall be made unless the
Trustee  shall have  received  in  accordance  with  Exhibit  I,  Exhibit K or
Exhibit  L,  as  applicable,  either  (i) a  representation  letter  from  the transferee  of  such  Certificate,  acceptable  to and in form  and  substance satisfactory to the Trustee,  to the effect that such transferee is not a Plan or a Person acquiring such  ERISA-Restricted  Certificate for, on behalf of or with the  assets  of,  any such  Plan,  (a  "Benefit  Plan  Investor"),  which representation  letter  shall not be an  expense  of the  Trustee or the Trust
Fund,  (ii)  in the  case of an  ERISA-Restricted  Certificate  (other  than a
Class A-IO-2  Certificate)  if the  purchaser is an insurance  company and the
Certificate  has been  the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the purchaser is an insurance company which is purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and that the purchase and holding of such  Certificates are covered under Sections I and III of PTCE 95-60 or (iii)
if  the  purchaser  is  a  Benefit  Plan  Investor  acquiring  a  Class A-IO-2
Certificate,  such  Certificate  has been the  subject of an  ERISA-Qualifying
Underwriting,  or  (iv)  in  the  case  of  any  ERISA-Restricted  Certificate presented for  registration  in the name of a Benefit Plan Investor  without a representation  as required above,  an Opinion of Counsel  satisfactory to the
Trustee to the effect that the  purchase or holding of such  Certificate  will not  result in  prohibited  transactions  under  Section 406  of ERISA  and/or
Section 4975 of the Code and will not subject the Depositor,  the Trustee, the
Servicer  or the  Back-Up  Servicer  to any  obligation  in  addition to those undertaken  in this  Agreement,  which  Opinion  of  Counsel  shall  not be an expense of such parties. In the event the  representations  referred to in the preceding sentence are not furnished,  such representations shall be deemed to
have  been  made  to  the  trustee  by  the  transferee's   acceptance  of  an
ERISA-Restricted   Certificate  by  any  beneficial  owner  who  purchases  an interest  in  such  Certificate  in  book-entry  form.  In  the  event  that a representation  is  violated,  or any attempt to transfer an  ERISA-Restricted
Certificate  to a Benefit Plan  Investor is attempted  without the delivery to the Trustee of the Opinion of Counsel described above, the attempted  transfer or acquisition of such Certificate shall be void and of no effect.

      To the  extent  permitted  under  applicable  law  (including,  but  not limited to, ERISA),  the Trustee shall be under no liability to any Person for any  registration of transfer of any  ERISA-Restricted  Certificate that is in fact not permitted by this  Section 5.02(b)  or for making any payments due on such  Certificate  to the  Holder  thereof  or taking  any other  action  with respect to such Holder under the  provisions of this  Agreement so long as the transfer  was  registered  by the  Trustee in  accordance  with the  foregoing requirements.

                                  EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

__________, 200__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: John Graham

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

                  Re:   Credit Suisse First Boston Mortgage Securities Corp.,
                        CSFB Home Equity Pass-Through Certificates, Series
                        2004-FRE1, Class [___]

Ladies and Gentlemen:

            In connection  with our  disposition of the above  Certificates we certify that (a) we understand that the Certificates  have not been registered under the  Securities  Act of 1933,  as  amended  (the  "Act"),  and are being disposed  by  us  in a  transaction  that  is  exempt  from  the  registration requirements of the Act, (b) we have not offered or sold any  Certificates to, or solicited  offers to buy any  Certificates  from, any person,  or otherwise approached or  negotiated  with any person with respect  thereto,  in a manner that would be  deemed,  or taken any other  action  which  would  result in, a violation of Section 5 of the Act and (c) to the extent we are  disposing of a
Class R  Certificate,  we have no knowledge the  Transferee is not a Permitted
Transferee.

                                          Very truly yours,

                                          ___________________________
                                          Print Name of Transferor

                                          By: ___________________________
                                              Authorized Officer

                                   K-2
                                  EXHIBIT K

                  FORM OF INVESTMENT LETTER (NON-RULE 144A)

__________, 200__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

                  Re:   Credit Suisse First Boston Mortgage Securities Corp.,
                        CSFB Home Equity Pass-Through Certificates, Series
                        2004-FRE1, Class [___]

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we are an  "accredited  investor,"  as defined in  Regulation D under the Act, and have such knowledge and experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal  Revenue  Code of 1986,  as amended,  or an entity  whose  underlying assets  include  such plan's or  arrangement's  assets (a "Plan"),  nor are we acquiring such  certificates for, on behalf of or with the assets of, any such
Plan (a "Benefit Plan Investor"),  (ii) if we are a Benefit Plan Investor,  we
are  providing  an Opinion  of Counsel  which  establishes  to the  reasonable satisfaction of the Trustee that the purchase and holding of  ERISA-Restricted
Certificates will not subject the Depositor,  the Trustee, the Servicer or the
Back-Up  Servicer to any  obligation  in addition to those  undertaken in this
Agreement  or (iii) if, in the case of  ERISA-Restricted  Certificates  (other than  the  Class A-IO-2  Certificates)  that  have  been  the  subject  of  an
ERISA-Qualifying  Underwriting, we are an insurance company, we are purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and our purchase and holding of such
Certificates  are  covered  under  Sections I and III of PTCE 95-60 or (iv) in the  case of  Class A-IO-2  Certificates,  such  Certificates  have  been  the subject of an  ERISA-Qualifying  Underwriting,  as defined in the  Pooling and
Servicing Agreement,  (e) we are acquiring the Certificates for investment for our own account and not with a view to any  distribution of such  Certificates
(but without  prejudice to our right at all times to sell or otherwise dispose of the  Certificates  in  accordance  with clause (g) below),  (f) we have not offered  or  sold  any  Certificates  to,  or  solicited  offers  to  buy  any
Certificates from, any person, or otherwise  approached or negotiated with any person with respect  thereto,  or taken any other action which would result in a violation of  Section 5  of the Act,  and (g) we will not sell,  transfer or otherwise dispose of any Certificates  unless (1) such sale, transfer or other disposition is made pursuant to an effective  registration statement under the
Act or is exempt from such  registration  requirements,  and if requested,  we will  at our  expense  provide  an  opinion  of  counsel  satisfactory  to the addressees of this Certificate that such sale,  transfer or other  disposition may be made  pursuant  to an  exemption  from the Act,  (2) the  purchaser  or
transferee  of  such   Certificate   has  executed  and  delivered  to  you  a
certificate to substantially the same effect as this certificate,  and (3) the purchaser  or  transferee  has  otherwise  complied  with any  conditions  for transfer set forth in the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          ___________________________
                                          Print Name of Transferee

                                          By: ___________________________
                                             Authorized Officer

                                  EXHIBIT L

                           FORM OF RULE 144A LETTER

____________, 200__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

                  Re:   Credit Suisse First Boston Mortgage Securities Corp.,
                        CSFB Home Equity Pass-Through Certificates, Series
                        2004-FRE1, Class [___]

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we have such knowledge and  experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal  Revenue  Code of 1986,  as amended,  or an entity  whose  underlying assets  include  such plan's or  arrangement's  assets (a "Plan"),  nor are we acquiring such  certificates for, on behalf of or with the assets of, any such
Plan (a "Benefit Plan Investor"),  (ii) if we are a Benefit Plan Investor,  we
are  providing  an Opinion  of Counsel  which  establishes  to the  reasonable satisfaction of the Trustee that the purchase and holding of  ERISA-Restricted
Certificates will not subject the Depositor,  the Trustee, the Servicer or the
Back-Up  Servicer to any  obligation  in addition to those  undertaken in this
Agreement  or (iii) if, in the case of  ERISA-Restricted  Certificates  (other than  the  Class A-IO-2  Certificates)  that  have  been  the  subject  of  an
ERISA-Qualifying  Underwriting, we are an insurance company, we are purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and our purchase and holding of such
Certificates  are covered  under  Sections I and III of  PTCE 95-60 or (iv) in the  case of  Class A-IO-2  Certificates,  such  Certificates  have  been  the subject of an  ERISA-Qualifying  Underwriting,  as defined in the  Pooling and
Servicing  Agreement,,  (e) we have not,  nor has anyone  acting on our behalf
offered,   transferred,   pledged,   sold  or   otherwise   disposed   of  the
Certificates,  any interest in the  Certificates or any other similar security to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge or other disposition  of the  Certificates,  any  interest in the  Certificates  or any other  similar  security  from, or otherwise  approached  or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any  person  in any  manner,  or  made  any  general solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the  Certificates under the Act or that  would  render the  disposition  of the  Certificates  a violation of Section 5 of the Act or require  registration  pursuant  thereto, nor will act, nor has  authorized or will authorize any person to act, in such
manner  with   respect  to  the   Certificates,   (f)  we  are  a   "qualified
institutional  buyer"  as that  term is  defined  in Rule  144A  under the Act
("Rule 144A") and have completed  either of the forms of certification to that effect  attached  hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance  on Rule 144A,  and (i) we are  acquiring  the
Certificates  for our own  account  or for  resale  pursuant  to Rule 144A and
further,   understand  that  such  Certificates  may  be  resold,  pledged  or transferred  only  (A)  to a  person  reasonably  believed  to be a  qualified institutional  buyer that  purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given  that the  resale, pledge or transfer is being made in reliance on Rule 144A, or  (B) pursuant to another exemption from registration under the Act.

                                          Very truly yours,

                                          ___________________________
                                          Print Name of Transferee

                                          By: ___________________________
                                             Authorized Officer

                             ANNEX 1 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

            The undersigned  (the "Buyer") hereby  certifies as follows to the parties  listed  in  the  Rule  144A  Transferee  Certificate  to  which  this certification relates with respect to the Certificates described therein:

            1.____As indicated below, the undersigned is the President,  Chief
Financial  Officer,  Senior Vice President or other  executive  officer of the
Buyer.

            2.____In connection  with  purchases by the Buyer,  the Buyer is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities  Act of 1933, as amended  ("Rule 144A")  because (i) the Buyer
owned and/or invested on a discretionary basis $__________1 in      securities
(except for the  excluded  securities  referred to below) as of the end of the
Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A and (ii) the  Buyer  satisfies  the  criteria  in the  category marked below.

      ___  Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings  and  loan  association  or  similar  institution),
      Massachusetts   or  similar   business  trust,   partnership,   or
      charitable  organization  described  in  Section 501(c)(3)  of the
      Internal Revenue Code of 1986, as amended.

      ___ Bank. The Buyer (a) is a national bank or banking  institution organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking  and is  supervised  by the State or  territorial  banking commission or similar  official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least $[•] as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

      ___  Savings  and  Loan.  The  Buyer  (a) is a  savings  and  loan association,  building  and loan  association,  cooperative  bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority  having  supervision over  any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution  and (b) has an audited net worth  of at  least  $[•] as  demonstrated  in its  latest  annual financial statements, a copy of which is attached hereto.

      ___  Broker-dealer.  The Buyer is a dealer registered  pursuant to
      Section 15 of the Securities Exchange Act of 1934.

      ___  Insurance  Company.  The Buyer is an insurance  company whose primary  and  predominant  business  activity  is the  writing  of insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance
      commissioner  or  a  similar   official  or  agency  of  a  State,
      territory or the District of Columbia.

      ___  State or Local  Plan.  The  Buyer is a plan  established  and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its  political  subdivisions, for the benefit of its employees.

      ___ ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement Income Security Act
      of 1974.

      ___  Investment  Advisor.  The  Buyer  is  an  investment  advisor registered under the Investment Advisors Act of 1940.

      ___ Small Business Investment  Company.  Buyer is a small business
      investment   company   licensed   by  the  U.S.   Small   Business
      Administration  under  Section 301(c) or (d) of the Small Business
      Investment Act of 1958.

      ___ Business Development Company.  Buyer is a business development
      company  as  defined  in   Section 202(a)(22)  of  the  Investment
      Advisors Act of 1940.

            3.____The term  "securities"  as used  herein does not include (i)
securities  of issuers that are  affiliated  with the Buyer,  (ii)  securities that are part of an unsold  allotment to or  subscription by the Buyer, if the
Buyer is a dealer,  (iii)  securities  issued or guaranteed by the U.S. or any instrumentality  thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations,  (vi) repurchase  agreements,  (vii) securities owned but subject to a repurchase  agreement and (viii) currency,  interest rate and commodity swaps.

            4.____For  purposes  of  determining   the  aggregate   amount  of
securities  owned and/or invested on a discretionary  basis by the Buyer,  the
Buyer used the cost of such  securities  to the Buyer and did not  include any of the  securities  referred to in the preceding  paragraph,  except (i) where the Buyer reports its securities  holdings in its financial  statements on the basis of their market value,  and (ii) no current  information with respect to the cost of  those  securities  has  been  published.  If  clause  (ii) in the preceding sentence applies,  the securities may be valued at market.  Further, in determining such aggregate amount,  the Buyer may have included  securities owned  by  subsidiaries  of the  Buyer,  but  only  if such  subsidiaries  are
consolidated  with  the  Buyer  in  its  financial   statements   prepared  in
accordance  with  generally   accepted   accounting   principles  and  if  the
investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned, consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5.____The Buyer  acknowledges  that it is familiar  with Rule 144A and  understands  that the  seller  to it and  other  parties  related  to the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6.____Until the date of purchase of the Rule 144A Securities,  the
Buyer will notify each of the parties to which this  certification  is made of any changes in the information and  conclusions  herein.  Until such notice is
given,   the  Buyer's   purchase  of  the   Certificates   will  constitute  a
reaffirmation  of this  certification  as of the  date of  such  purchase.  In addition,  if the Buyer is a bank or savings and loan is provided  above,  the
Buyer  agrees that it will furnish to such parties  updated  annual  financial statements promptly after they become available.

                                          _____________________
                                          Print Name of Buyer

                                          By: _____________________
                                             Name:
                                             Title:

                                          Date: ___________________

                             ANNEX 2 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Transferees That are Registered Investment Companies]

            The undersigned  (the "Buyer") hereby  certifies as follows to the parties  listed  in  the  Rule  144A  Transferee  Certificate  to  which  this certification relates with respect to the Certificates described therein:

            1.____As indicated below, the undersigned is the President,  Chief
Financial  Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of  Investment  Companies (as defined  below),  is such an officer of the Adviser.

            2.____In  connection  with  purchases  by  Buyer,  the  Buyer is a
"qualified  institutional  buyer" as defined in SEC Rule 144A  because (i) the
Buyer is an investment  company registered under the Investment Company Act of
1940,  as amended and (ii) as marked  below,  the Buyer alone,  or the Buyer's
Family of Investment Companies,  owned at least $[•] in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year.  For  purposes of  determining  the amount of  securities owned by the Buyer or the Buyer's Family of Investment Companies,  the cost of such securities was used,  except (i) where the Buyer or the Buyer's Family of
Investment   Companies  reports  its  securities  holdings  in  its  financial
statements  on  the  basis  of  their  market  value,   and  (ii)  no  current
information  with respect to the cost of those  securities has been published.
If clause  (ii) in the  preceding  sentence  applies,  the  securities  may be valued at market.

      ___ The  Buyer  owned  $_______  in  securities  (other  than  the excluded  securities  referred  to  below)  as of  the  end of the
      Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

      ___ The Buyer is part of a Family of  Investment  Companies  which owned in the  aggregate  $_______  in  securities  (other than the excluded  securities  referred  to  below)  as of  the  end of the
      Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

            3.____The term  "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated
(by virtue of being majority owned  subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4.____The term  "securities"  as used  herein does not include (i)
securities  of issuers that are  affiliated  with the Buyer or are part of the
Buyer's Family of Investment  Companies,  (ii) securities issued or guaranteed by the U.S.  or any  instrumentality  thereof,  (iii) bank  deposit  notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,
(vi)  securities  owned  but  subject  to a  repurchase  agreement  and  (vii)
currency, interest rate and commodity swaps.

            5.____The Buyer is familiar  with Rule 144A and  understands  that the  parties  listed in the Rule 144A  Transferee  Certificate  to which  this certification  relates are relying and will continue to rely on the statements made  herein  because  one or more sales to the Buyer will be in  reliance  on
Rule 144A.  In  addition,  the Buyer will only  purchase  for the  Buyer's own account.

            6.____Until  the  date  of  purchase  of  the  Certificates,   the
undersigned  will  notify  the  parties  listed  in the Rule  144A  Transferee
Certificate  to  which  this  certification  relates  of  any  changes  in the information and conclusions  herein.  Until such notice is given,  the Buyer's
purchase  of  the  Certificates   will  constitute  a  reaffirmation  of  this
certification by the undersigned as of the date of such purchase.

                                          ___________________________
                                          Print Name of Buyer or Adviser

                                          By: _____________________
                                             Name:
                                             Title:

                                          IF AN ADVISER:

                                          ___________________________
                                          Print Name of Buyer

                                          Date: ___________________

                                  EXHIBIT M

                             REQUEST FOR RELEASE
                                (for Trustee)

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1
                               Class [_______]

Loan Information
      Name of Mortgagor:
      Servicer Loan No.:
Trustee
      Name:
      Address:

      Trustee Mortgage File No.:

------------------------------------------------------------------------------
            The undersigned  Servicer hereby acknowledges that it has received from LaSalle Bank  National  Association  as Custodian for the Holders of CSFB
Home Equity Pass-Through  Certificates,  of the  above-referenced  Series, the documents  referred  to below (the  "Documents").  All  capitalized  terms not otherwise  defined in this Request for Release  shall have the meanings  given them in the  Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date specified above (the "Agreement")  among the Depositor,  DLJ Mortgage Capital,
Inc., as seller (in such capacity,  the "Seller"),  Fremont Investment & Loan, as servicer (in such capacity,  the  "Servicer"),  Wells Fargo Bank,  N.A., as back-up servicer (in such capacity,  the "Back-up  Servicer"),  The Murrayhill
Company, as credit risk manager (in such capacity,  the "Credit Risk Manager")
and  U.S.  Bank  National  Association  as  trustee  (in  such  capacity,  the
"Trustee").

( )   Mortgage Note dated ________, ____, in the original principal sum of
      $_______, made by _________, payable to, or endorsed to the order of, the Trustee.

( )   Mortgage recorded on __________ as instrument no. _________ in the
      County Recorder's Office of the County of _________, State of _________
      in book/reel/docket of official records at page/image ___________.

( )   Deed of Trust recorded on __________ as instrument no. __________ in the County Recorder's Office of the County of __________, State of
      _________ in book/reel/docket ______ of official records at page/image
      ______.

( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
      ______as instrument no. ______ in the County Recorder's Office of the
      County of ______, State of ________ in book/reel/docket ____ of official records at page/image ____.

( )   Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

      ( )

      ( )

      ( )

      ( )

      The undersigned Servicer hereby acknowledges and agrees as follows:

            (1)   The  Servicer  shall  hold  and  retain  possession  of  the
            Documents in trust for the benefit of the Trustee,  solely for the purposes provided in the Agreement.

            (2)   The  Servicer  shall  not  cause  or  knowingly  permit  the
            Documents  to become  subject  to, or  encumbered  by,  any claim, liens,  security interest,  charges,  writs of attachment or other impositions nor shall the Servicer, if applicable,  assert or seek to assert  any  claims or  rights  of  setoff  to or  against  the
            Documents or any proceeds thereof.

            (3)   The   Servicer   shall   return  each  and  every   Document
            previously  requested from the Mortgage File to the Custodian when the need  therefor  no longer  exists,  unless the  Mortgage  Loan relating to the  Documents  has been  liquidated  and the proceeds thereof have been remitted to the  Certificate  Account and except as expressly provided in the Agreement.

            (4)   The  Documents  and  any  proceeds  thereof,  including  any proceeds of  proceeds,  coming into the  possession  or control of the Servicer  shall at all times be  earmarked  for the account of the  Custodian,  and the Servicer shall keep the Documents and any proceeds  separate  and  distinct  from all other  property in the
            Servicer's possession, custody or control.

                                          [Servicer]

                                          By:  _________________

                                          Its  _________________
Date: ___________, 20__

                                  EXHIBIT N

              OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS

[Date]

Via Facsimile

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101
Attention: [__________________]

Re:  Pre-Payments

Dear Sir or Madam:

__________________  hereby  certifies that he/she is an officer of [Servicer], holding  the  office  set  forth  beneath  his/her  name  and  hereby  further certifies as follows:

With respect to the Mortgage  Loans, as the term is defined in the Pooling and
Servicing Agreement, set forth in the attached schedule:

1. A Principal Prepayment in full was received during the related Due Period;

2. Any  Prepayment  Premium  due  under the  terms of the  Mortgage  Note with respect  to  such  Principal  Prepayment  in full  was  received  from  the
   mortgagor and deposited in the Collection Account;   ____ Yes    ____ No

3. As to each Mortgage Loan so noted on the attached schedule,  all or part of
   the  Prepayment   Premium   required  in  connection   with  the  Principal
   Prepayment  in  full  was  waived  based  upon  (Circle  one):   (i)  [such
   Servicer's]  determination  that such  waiver  would  maximize  recovery of
   Liquidation  Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium,  (ii)(A) the enforceability  thereof be limited
   (1) by bankruptcy insolvency,  moratorium,  receivership,  or other similar law relating to creditors'  rights  generally or (2) due to acceleration in connection  with a foreclosure  or other  involuntary  payment,  or (B) the enforceability  is otherwise  limited or prohibited  by applicable  law, or
   (iii) [such  Servicer]  was unable to locate  documentation  sufficient  to allow it to confirm the  existence and amount of such  Prepayment  Premium, having used its best efforts to locate such  documentation,  which  efforts included,  but were not limited to,  seeking  such  documentation  from the
   Depositor, the Seller, the Custodian and from its own records or files;

4. We  certify  that  all  amounts  due in  connection  with the  waiver  of a
   Prepayment  Premium  inconsistent with number 3 above which are required to be  deposited by  [Servicer]  pursuant to  Section 3.20  of the Pooling and
   Servicing Agreement, have been or will be so deposited.

By:    [Servicer]

(Name)
Its: (Title)

                                  EXHIBIT O

                           FORM OF SERVICER REPORT

The following information will be e-mailed to Trustee in accordance with
Section 4.04:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
      1-29
      30-59
      60-89
      90 +
Foreclosures
Bankruptcies
REO Properties
Loss Amounts
Stated Principal Balance

                                  EXHIBIT P

                       FORM OF DEPOSITOR CERTIFICATION

      Re:  Credit Suisse First Boston Mortgage Securities Corp.
           CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1

      I, __________________________, certify that:

      1.    I have reviewed  this annual report on Form 10-K,  and all reports on Form 8-K containing  distribution and servicing reports filed in respect of periods  included  in the year  covered by this  annual  report,  of the trust relating to the CSFB Home Equity Pass-Through  Certificates,  Series 2004-FRE1
(the "Trust");

      2.    Based on my knowledge,  the information in these reports, taken as a whole,  does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

      3.    Based on my knowledge,  the distribution  information  required to be prepared by the Trustee  based upon the servicing  information  required to be provided by the  Servicer  under the Pooling  and  Servicing  Agreement  is included in these reports;

      4.    Based on my knowledge  and upon the annual  compliance  statements included  in the  report  and  required  to be  delivered  to the  Trustee  in accordance  with the terms of the Pooling and  Servicing  Agreement  and based upon the review  required  under the  Pooling  and  Servicing  Agreement,  and except  as  disclosed  in  the  report,  the  Servicer  have  fulfilled  their obligations under the Pooling and Servicing Agreement; and

      5.    The reports disclose all significant  deficiencies relating to the
Servicer's  compliance  with the minimum  servicing  standards  based, in each case,  upon the report  provided by an independent  public  accountant,  after conducting a review in compliance with the Uniform Single Attestation  Program for  Mortgage  Bankers or similar  standard  as set forth in the  Pooling  and
Servicing Agreement that is included in these reports.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Servicer or the Trustee].

      Capitalized  terms  used  but  not  defined  herein  have  the  meanings ascribed to them in the Pooling and  Servicing  Agreement,  dated as of August
1, 2004 (the  "Pooling and  Servicing  Agreement"),  among Credit Suisse First
Boston  Mortgage  Securities  Corp.,  as  depositor  (the  "Depositor"),   DLJ
Mortgage Capital,  Inc., as seller (in such capacity,  the "Seller"),  Fremont
Investment  & Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells
Fargo  Bank,  N.A.,  as  back-up  servicer  (in such  capacity,  the  "Back-Up
Servicer"),  The Murrayhill Company, as credit risk manager (in such capacity, the "Credit Risk  Manager") and U.S. Bank National  Association as trustee (in such capacity, the "Trustee").

                                    [Name]
                                    [Title]
                                    [Date]

                                  EXHIBIT Q

                        FORM OF TRUSTEE CERTIFICATION

      Re:  Credit Suisse First Boston Mortgage Securities Corp.
           CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1

            U.S. Bank National  Association  (the "Trustee")  hereby certifies to Credit Suisse First Boston Mortgage  Securities  Corp.  (the  "Depositor"),
and each Person,  if any, who "controls"  the Depositor  within the meaning of the  Securities  Act of 1933,  as amended,  and its  officers,  directors  and affiliates,  and with the  knowledge  and intent that they will rely upon this certification, that:

            1.____The Trustee has reviewed the annual  report on Form 10-K for the  fiscal  year  [___],  and all  reports  on Form  8-K  containing  Monthly
Statements  filed in respect of periods  included in the year  covered by that annual report, of the Depositor relating to the above-referenced trust;

            2.____Subject  to  paragraph  4  hereof,  based  on the  Trustee's knowledge,  and  assuming the accuracy  and  completeness  of the  information supplied to the Trustee by the Servicer,  the Distribution  Information in the
Monthly  Statements  contained in such reports on Form 8-K,  taken as a whole, does not contain any untrue  statement  of a material  fact or omit to state a material fact  required by the Pooling and Servicing  Agreement to be included
therein  and  necessary  to  make  the  statements   made,  in  light  of  the
circumstances  under which such statements were made, not misleading as of the last day of the period covered by that annual report;

            3.____Based  on  the   Trustee's   knowledge,   the   Distribution
Information  required  to be  provided  by the  Trustee  under the Pooling and
Servicing Agreement is included in these reports; and

            4.____In compiling  the  Distribution  Information  and making the foregoing  certifications,  the Trustee has relied upon information  furnished to it by the Servicer under the Pooling and Servicing  Agreement.  The Trustee shall have no  responsibility  or liability for any inaccuracy in such reports on Form 8-K to the extent such inaccuracy  results from  information  received from the Servicer.

      For purposes of this  Certificate,  the  following  terms shall have the meanings ascribed below:

      "Distribution  Information"  shall mean that  information (x) calculated and reported by the Trustee and (y)  reported by the Trustee,  in either case, pursuant to Section 4.04 of the Pooling and Servicing Agreement.

      "Monthly  Statements" shall mean the monthly statements  prepared by the
Trustee pursuant to Section 4.04 of the Pooling and Servicing Agreement.
      Any  additional  capitalized  terms used but not defined herein have the meanings  ascribed  to them in the  Pooling  and  Servicing  Agreement,  dated
August 1, 2004 (the  "Pooling and Servicing  Agreement"),  among Credit Suisse
First Boston Mortgage  Securities Corp., as depositor (the  "Depositor"),  DLJ
Mortgage Capital,  Inc., as seller (in such capacity,  the "Seller"),  Fremont
Investment  & Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells
Fargo  Bank,  N.A,  as  back-up  servicer  (in  such  capacity,  the  "Back-up
Servicer"),  The Murrayhill Company, as credit risk manager (in such capacity, the "Credit Risk  Manager") and U.S. Bank National  Association as trustee (in such capacity, the "Trustee").

                                    [____________________],
                                    as Trustee

                                    By:

                                    [Name]
                                    [Title]
                                    [Date]

                                  EXHIBIT R

                        FORM OF SERVICER CERTIFICATION

      Re:  Credit Suisse First Boston Mortgage Securities Corp.
           CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1

            I, [name of  certifying  individual],  a duly  elected  and acting officer of [__________________________]  (the "Servicer"), certify pursuant to
Section 8.12(d) of the Pooling and Servicing  Agreement to the Depositor,  the
Trustee and each Person,  if any, who  "controls" the Depositor or the Trustee within the  meaning  of the  Securities  Act of 1933,  as  amended,  and their
respective  officers  and  directors,   with  respect  to  the  calendar  year
immediately  preceding the date of this Certificate (the "Relevant  Year"), as follows:

            1.____For  purposes of this  Certificate,  "Relevant  Information"
means the information in the certificate  provided pursuant to Section 3.17 of the Pooling and Servicing Agreement (the "Annual Compliance  Certificate") for
the  Relevant  Year and the  information  in all  servicing  reports  required pursuant  to  the  Pooling  and  Servicing  Agreement  to be  provided  by the
Servicer to the Trustee during the Relevant Year.  Based on my knowledge,  the
Relevant Information,  taken as a whole, does not contain any untrue statement of a material  fact or omit to state a  material  fact  required  to be stated
therein which is necessary to make the  statements  made therein,  in light of the circumstances  under which such statements were made, not misleading as of the last day of the Relevant Year.

            2.____The Relevant  Information has been provided to those Persons entitled to receive it.

            3.____I am responsible  for reviewing the activities  performed by the Servicer  under the Pooling and  Servicing  Agreement  during the Relevant
Year.  Based upon the review  required by the Pooling and Servicing  Agreement
and  except  as  disclosed  in  the  Annual  Compliance   Certificate  or  the
accountants'  statement  provided  pursuant to Section 3.18 of the Pooling and
Servicing Agreement,  to the best of my knowledge,  the Servicer has fulfilled its  obligations  under the Pooling and  Servicing  Agreement  throughout  the
Relevant Year.

      Capitalized  terms  used  but  not  defined  herein  have  the  meanings ascribed to them in the Pooling and  Servicing  Agreement,  dated as of August
1, 2004 (the  "Pooling and Servicing  Agreement"),  among the  Depositor,  DLJ
Mortgage Capital,  Inc., as seller (in such capacity,  the "Seller"),  Fremont
Investment  & Loan,  as servicer (in such  capacity,  the  "Servicer"),  Wells
Fargo  Bank,  N.A.,  as  back-up  servicer  (in such  capacity,  the  "Back-Up
Servicer"),  The Murrayhill Company, as credit risk manager (in such capacity, the "Credit Risk  Manager") and U.S. Bank National  Association as trustee (in such capacity, the "Trustee").

                                    [__________________],
                                    as Servicer

                                    By:
                                    [Name]
                                    [Title]
                                    [Date]

                                  SCHEDULE I

                            Mortgage Loan Schedule
                           (Provided Upon Request)

                                 SCHEDULE IIA

    Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

            (i)___the  Seller  is  a  corporation   duly  organized,   validly
existing  and  in  good   standing   under  the  laws  of  the  state  of  its
incorporation;

            (ii)__the Seller has full corporate power to own its property,  to carry on its  business as  presently  conducted  and to enter into and perform its obligations under this Agreement;

            (iii)_the execution  and delivery by the Seller of this  Agreement have been duly  authorized  by all necessary  corporate  action on the part of the Seller; and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein  contemplated  hereby, nor compliance with the  provisions  hereof,  will conflict with or result in a breach of, or constitute a default  under,  any of the  provisions of any law,  governmental rule,  regulation,  judgment,  decree or order  binding  on the  Seller or its properties  or the  certificate  of  incorporation  or by-laws of the  Seller, except those  conflicts,  breaches or defaults  which would not  reasonably be expected to have a material  adverse  effect on the Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv)__the  execution,  delivery and  performance  by the Seller of this Agreement and the  consummation of the transactions  contemplated  hereby do not  require  the  consent  or  approval  of,  the giving of notice to, the registration  with,  or the  taking of any other  action in  respect  of,  any state,  federal  or other  governmental  authority  or  agency,  except  those consents, approvals,  notices,  registrations or other actions as have already been obtained,  given or made and, in connection  with the  recordation of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (v)___this  Agreement  has been duly executed and delivered by the
Seller and assuming the due  authorization  and  execution of the Agreement by the other parties thereto,  constitutes a valid and binding  obligation of the
Seller  enforceable  against  it in  accordance  with its  terms  (subject  to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)__to  the  knowledge  of the  Seller,  there  are no  actions, litigation,  suits or  proceedings  pending or  threatened  against the Seller before or by any court,  administrative  agency,  arbitrator  or  governmental body  (i)  with  respect  to any  of the  transactions  contemplated  by  this
Agreement  or (ii) with  respect to any other  matter which in the judgment of the Seller if determined  adversely to the Seller would reasonably be expected to  materially  and  adversely  affect the  Seller's  ability  to perform  its obligations  under  this  Agreement;  and the  Seller is not in  default  with respect  to any  order of any  court,  administrative  agency,  arbitrator  or governmental  body so as to materially and adversely  affect the  transactions contemplated by this Agreement; and

      (vii) the Seller is a member of MERS in good  standing  and will  comply in all material  respects with the rules and  procedures of MERS in connection with the  servicing of the MERS  Mortgage  Loans for as long as such  Mortgage
Loans are registered with MERS.

                                 SCHEDULE IIB

    Representations and Warranties of Servicer - Fremont Investment & Loan

            (i)     the  Servicer is a  corporation  duly  organized,  validly existing  and in  good  standing  under  the  laws of the  state  of its incorporation;

            (ii)    the  Servicer  has  full   corporate   power  to  own  its
      property,  to carry on its business as presently  conducted and to enter into and perform its obligations under this Agreement;

            (iii)   the  execution  and  delivery  by  the  Servicer  of  this
      Agreement have been duly  authorized by all necessary  corporate  action on the part of the  Servicer;  and neither the execution and delivery of
      this  Agreement,   nor  the  consummation  of  the  transactions  herein
      contemplated  hereby,  nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under, any of  the  provisions  of  any  law,  governmental  rule,  regulation, judgment,  decree or order binding on the Servicer or its  properties or the  certificate  of  incorporation  or by-laws of the Servicer,  except those  conflicts,  breaches or defaults  which would not  reasonably  be expected to have a material adverse effect on the Servicer's  ability to
      enter  into  this   Agreement   and  to  consummate   the   transactions
      contemplated hereby;

            (iv)    the  execution,  delivery and  performance by the Servicer of this Agreement and the consummation of the transactions  contemplated hereby do not require  the consent or approval  of, the giving of notice to, the registration  with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency;

            (v)     this  Agreement  has been duly  executed and  delivered by the Servicer and assuming  the due  authorization  and  execution of the
      Agreement by the other parties thereto,  constitutes a valid and binding obligation of the Servicer  enforceable  against it in  accordance  with its terms  (subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the  enforcement of the rights of creditors generally);

            (vi)    to the  knowledge of the  Servicer,  there are no actions, litigation,  suits or  proceedings  pending or  threatened  against  the
      Servicer before or by any court,  administrative  agency,  arbitrator or
      governmental   body  (i)  with  respect  to  any  of  the   transactions
      contemplated  by this Agreement or (ii) with respect to any other matter which in the  judgment of the  Servicer if  determined  adversely to the
      Servicer  would  reasonably  be expected  to  materially  and  adversely affect the  Servicer's  ability to perform  its  obligations  under this
      Agreement;  and the Seller is not in default  with  respect to any order of any court,  administrative agency, arbitrator or governmental body so as to materially and adversely affect the  transactions  contemplated by this Agreement; and

            (iv)    There is no  action,  suit,  proceeding  or  investigation pending,  or to the Seller's  knowledge  threatened,  against the Seller before any court,  administrative agency or other tribunal (a) asserting
      the   invalidity   of  the   Agreement,   (b)  seeking  to  prevent  the
      consummation  of any of the  transactions  contemplated  thereby  or (c)
      which might  materially  and  adversely  affect the  performance  by the
      Seller of its obligations  under, or the validity or enforceability  of, the Agreement.

                                 SCHEDULE IIC

 Representations and Warranties of Back-up Servicer - Wells Fargo Bank, N.A.

            (i)     the  Back-Up  Servicer is a national  banking  association duly  formed,  validly  existing  and in good  standing and is qualified under the laws of each state  where  required  by  applicable  law or is otherwise exempt under applicable law from such qualification;

            (ii)    the  Back-Up  Servicer  has all  requisite  organizational power,  authority  and  capacity  to  enter  into the  Agreement  and to perform  the  obligations  required  of  it  thereunder.  The  Agreement
      (assuming  the due  authorization  and execution of the Agreement by the
      other  parties   thereto)   constitutes  a  valid  and  legally  binding
      agreement of the Back-Up  Servicer  enforceable  in accordance  with its terms,  except as such  enforceability  may be  limited  by  bankruptcy,
      insolvency,   moratorium,   reorganization  and  similar  laws,  and  by
      equitable  principles  affecting  the  enforceability  of the  rights of creditors;

            (iii)   None of the execution and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision of the  organizational  documents  of the Back-Up  Servicer or conflict with,  result in a material  breach,  violation or acceleration of or constitute a material  default  under,  the terms of any indenture or other  agreement  or  instrument  to which the Back-Up  Servicer is a party or by which it is  bound,  or any  statute,  order,  judgment,  or regulation  applicable to the Back-Up Servicer of any court,  regulatory body,  administrative  agency or governmental  body having  jurisdiction over the Back-Up Servicer;

            (iv)    There is no  action,  suit,  proceeding  or  investigation pending, or to the Back-Up Servicer's knowledge threatened,  against the
      Back-Up  Servicer  before  any  court,  administrative  agency  or other tribunal (a) asserting the invalidity of the  Agreement,  (b) seeking to prevent  the  consummation  of  any  of  the  transactions  contemplated
      thereby  or  (c)  which  might   materially  and  adversely  affect  the
      performance by the Back-Up  Servicer of its  obligations  under,  or the validity or enforceability of, the Agreement; and

            (v)     No  consent,  approval,  authorization  or  order  of  any court,  regulatory  body or  governmental  agency or court is  required, under  state  or  federal  law  prior  to the  execution,  delivery  and
      performance   by  the  Back-Up   Servicer  of  the   Agreement   or  the
      consummation of the transactions contemplated by the Agreement.

                                 SCHEDULE III

               Representations and Warranties - Mortgage Loans

            DLJMC,   in   its   capacity   as   Seller,   hereby   makes   the
representations  and  warranties  set  forth  in  this  Schedule  III  to  the
Depositor  and the  Trustee,  as of the Closing  Date,  or the date  specified herein, with respect to the Mortgage Loans identified on Schedule I hereto.

            (i)___The Seller or its  affiliate is the sole owner of record and holder of the  Mortgage  Loan and the  indebtedness  evidenced by the Mortgage
Note.  Immediately  prior to the transfer and  assignment  to the Depositor on the Closing Date or the Subsequent Transfer Date, as applicable,  the Mortgage
Loan,  including the Mortgage  Note and the  Mortgage,  were not subject to an assignment or pledge,  and the Seller had good and marketable title to and was the sole owner  thereof and had full right to transfer  and sell the  Mortgage
Loan to the  Depositor  free  and  clear  of any  encumbrance,  equity,  lien, pledge,  charge,  claim  or  security  interest  and has the  full  right  and authority  subject to no interest or participation  of, or agreement with, any other party,  to sell and assign the Mortgage  Loan and  following the sale of the Mortgage  Loan,  the Depositor  will own such Mortgage Loan free and clear of any encumbrance,  equity,  participation  interest,  lien, pledge,  charge, claim or security interest.

            (ii)__Any and all requirements of any federal,  state or local law
including,   without   limitation,   usury,   truth-in-lending,   real  estate
settlement  procedures,  consumer credit protection,  equal credit opportunity or disclosure  laws applicable to the Mortgage Loan have been complied with in all material respects.

            (iii)_The terms of the  Mortgage  Note and the  Mortgage  have not been impaired,  waived, altered or modified in any respect,  except by written instruments  which have been  recorded to the extent any such  recordation  is required by law, or,  necessary to protect the interest of the  Depositor.  No instrument of waiver,  alteration or  modification  has been executed,  and no
Mortgagor  has been  released,  in whole or in part,  from the  terms  thereof except  in  connection  with an  assumption  agreement  and  which  assumption agreement  is part of the Mortgage  File and the terms of which are  reflected in the Mortgage Loan  Schedule;  the substance of any such waiver,  alteration or  modification  has been  approved  by the  issuer  of any  related  Primary
Insurance  Policy and title  insurance  policy,  to the extent required by the related policies.

            (iv)__The Mortgage Loan  complies  with all the terms,  conditions and requirements of the originator's  underwriting  standards in effect at the time of origination of such Mortgage Loan.

            (v)___The  information  set forth in the Mortgage  Loan  Schedule, attached to the Agreement as Schedule I, is complete,  true and correct in all material respects as of the Cut-off Date.

            (vi)__With  respect  to  any  first  Mortgage  Loan,  the  related
Mortgage is a valid,  subsisting,  enforceable and perfected first lien on the
Mortgaged  Property,  and all  buildings  on the  Mortgaged  Property  and all
installations   and  mechanical,   electrical,   plumbing,   heating  and  air
conditioning   systems   affixed  to  such   buildings,   and  all  additions,
alterations  and  replacements  made at any time with respect to the foregoing securing the Mortgage  Note's  original  principal  balance.  The Mortgage and the  Mortgage  Note do not contain any  evidence of any  security  interest or other  interest or right  thereto.  Such lien is free and clear of all adverse claims,  liens and  encumbrances  having  priority  over the first lien of the
Mortgage subject only to (1) the lien of non-delinquent  current real property taxes and assessments not yet due and payable,  (2) covenants,  conditions and restrictions,  rights of way, easements and other matters of the public record as of  the  date  of  recording  which  are  acceptable  to  mortgage  lending institutions  generally  and either  (A) which are  referred  to or  otherwise considered in the appraisal  made for the  originator of the Mortgage Loan, or
(B)  which do not  adversely  affect  the  appraised  value  of the  Mortgaged
Property as set forth in such  appraisal,  and (3) other matters to which like properties  are commonly  subject which do not  materially  interfere with the benefits of the  security  intended to be provided by the Mortgage or the use, enjoyment,  value or  marketability  of the related  Mortgaged  Property.  Any security  agreement,  chattel  mortgage or equivalent  document related to and delivered in  connection  with the  Mortgage  Loan  establishes  and creates a valid,  subsisting,  enforceable  and perfected  first lien and first priority security  interest,  in an estate in fee simple in real property  securing the related  Mortgage  Note,  and the Seller has the full right to sell and assign the same to the Depositor;

            (vii)_There are no  mechanics'  or similar  liens or claims  which have been filed for work,  labor or  material  (and no rights are  outstanding that under law could give rise to such liens) affecting the related  Mortgaged
Property  which  are or may be  liens  prior  to or  equal  to the lien of the related Mortgage.

            (viii)      All   taxes,   governmental   assessments,   insurance
premiums,  water,  sewer and municipal  charges,  leasehold payments or ground rents which  previously  became due and owing have been paid,  or escrow funds have been  established in an amount  sufficient to pay for every such escrowed item which  remains  unpaid and which has been assessed but is not yet due and payable.

            (ix)__The  Mortgage  Note and the  Mortgage are not subject to any right of rescission,  set-off,  counterclaim  or defense,  including,  without limitation,  the defense of usury,  nor will the operation of any of the terms of  the  Mortgage  Note  or  the  Mortgage,  or  the  exercise  of  any  right thereunder,  render the Mortgage Note or Mortgage  unenforceable,  in whole or in part,  or  subject to any right of  rescission,  set-off,  counterclaim  or defense,  including  the  defense of usury,  and no such right of  rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (x)___The  Mortgaged  Property  is not  subject  to  any  material damage by waste,  fire,  earthquake,  windstorm,  flood or other casualty.  At origination  of the  Mortgage  Loan  there  was,  and there  currently  is, no proceeding  pending  for the total or partial  condemnation  of the  Mortgaged
Property.

            (xi)__All   improvements   subject  to  the  Mortgage  which  were
considered in determining  the appraised  value of the Mortgaged  Property lie wholly within the boundaries and building  restriction  lines of the Mortgaged
Property (and wholly  within the project with respect to a  condominium  unit)
and no  improvements  on  adjoining  properties  encroach  upon the  Mortgaged
Property except those which are insured  against by a title  insurance  policy and all  improvements  on the property  comply with all applicable  zoning and subdivision laws and ordinances.

            (xii)_Seller  has  delivered  or  caused  to be  delivered  to the
Trustee  or the  Custodian  on behalf of the  Trustee  the  original  Mortgage bearing  evidence that such  instruments have been recorded in the appropriate jurisdiction  where the  Mortgaged  Property is located as  determined  by the
Seller  (or,  in  lieu  of the  original  of the  Mortgage  or the  assignment thereof,  a duplicate or conformed  copy of the Mortgage or the  instrument of assignment,  if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan,  certifying that  such  copy  or  copies  represent  true  and  correct  copy(ies)  of the originals) and that such original(s)  have been or are currently  submitted to
be  recorded  in  the  appropriate   governmental   recording  office  of  the
jurisdiction  where the Mortgaged  Property is located) or a certification  or receipt of the recording authority evidencing the same.

            (xiii)      The  Mortgage  File  contains  each  of the  documents
specified in Section 2.01(b) of the Agreement.

            (xiv)_As  of  the  Closing  Date,  each  Mortgage  Loan  shall  be serviced  in all  material  respects  in  accordance  with  the  terms  of the
Agreement.

            (xv)__All  buildings  or other  customarily  insured  improvements upon the  Mortgaged  Property are insured by an insurer  acceptable  under the
FNMA  Guides,  against  loss by fire,  hazards of extended  coverage  and such other  hazards as are provided for in the FNMA Guides or by FHLMC,  as well as all additional  requirements  set forth in this  Agreement.  All such standard hazard  policies  are in full force and effect and on the date of  origination contained a standard  mortgagee clause naming the Seller and its successors in interest  and assigns as loss payee and such clause is still in effect and all premiums  due  thereon  have been  paid.  If at the time of  origination,  the
Mortgage  Loan was  required to have flood  insurance  coverage in  accordance with the Flood  Disaster  Protection  Act of 1973,  as amended,  such Mortgage
Loan is covered by a flood  insurance  policy meeting the  requirements of the current  guidelines  of the  Federal  Insurance  Administration  which  policy
conforms  to  FNMA  and  FHLMC   requirements,   as  well  as  all  additional
requirements  set  forth in this  Agreement.  Such  policy  was  issued  by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the
Mortgagor  thereunder to maintain all such insurance at the  Mortgagor's  cost and expense,  and upon the Mortgagor's failure to do so, authorizes the holder of the  Mortgage  to  maintain  such  insurance  at the  Mortgagor's  cost and expense and to seek reimbursement therefor from the Mortgagor.

            (xvi)_With  respect to each  Mortgage  Loan that has a  Prepayment
Premium  feature,  each  such  Prepayment  Premium  is  enforceable  and  each
Prepayment  Premium is permitted  pursuant to  applicable  federal,  state and local law, subject to federal preemption where applicable.

            (xvii)      As of the  Cut-off  Date,  no  Mortgage  Loan is (a) a
non-performing  loan  (i.e.,  a  mortgage  loan  that  is  more  than  90 days delinquent);  (b) a  re-performing  loan (i.e.  a mortgage  loan that was more than 120 days delinquent within the twelve-month  period preceding the Cut-off
Date but is  contractually  current);  or (c) a  sub-performing  loan (i.e.  a mortgage  loan that is at least 30 days  delinquent  but  subject to a payment plan or agreement pursuant to which the Mortgagor is contractually current).

            (xix)_The Mortgage Note and the related  Mortgage are original and genuine  and each is the  legal,  valid and  binding  obligation  of the maker thereof,  enforceable in all respects in accordance  with its terms subject to bankruptcy, insolvency,  moratorium,  reorganization and other laws of general application  affecting  the  rights  of  creditors  and by  general  equitable principles.

            (xx)__To  the  knowledge  of the  Seller,  (i)  no  Mortgage  Loan contemplated  under  the  terms  of this  Agreement  is  covered  by the  Home
Ownership and Equity  Protection Act of 1994 or any comparable state law, (ii)
no proceeds  from any Group I Mortgage  Loan  contemplated  under the terms of this Agreement were used to finance  single-premium credit insurance policies,
(iii) no subprime  Group I Mortgage  Loan  originated  on or after  October 1,
2003 will impose a Prepayment  Premium for a term in excess of three years, no
Group I  Mortgage  Loan  originated  prior to such date,  and no  non-subprime
Group I Mortgage  Loan,  will  impose a  Prepayment  Premium in excess of five years,  (iv) the  related  Servicer  for each Group I Mortgage  Loan has fully
furnished,   in  accordance  with  the  Fair  Credit  Reporting  Act  and  its implementing  regulations,  accurate and complete  information on its borrower credit files to Equifax,  Experian and Trans Union Credit Information  Company
on a monthly  basis,  (v) no Group I  Mortgage  Loan  secured  by a  Mortgaged
Property  located in the State of Georgia was  originated  on or after October
1, 2002 and  before  March 7, 2003,  no Group II  Mortgage  Loan  secured by a
Mortgaged  Property  located in the State of Georgia,  originated  on or after
October  1, 2002 and  before  March 7, 2003 is  subject  to the  Georgia  Fair
Lending Act (HB 1361),  and no Mortgage  Loan secured by a Mortgaged  Property located in the State of  Georgia,  originated  on or after  March 7, 2003 is a
"high cost home loan" as defined in the  Georgia  Fair  Lending Act (HB 1361), as  amended  and (vi) each  Group I Mortgage  Loan has an  original  principal balance that conforms to Fannie Mae and Freddie Mac guidelines.

            (xxi)_Each  Mortgage  Loan at the time it was made complied in all material respects with applicable local,  state, and federal laws,  including, but not limited to, all applicable predatory and abusive lending laws.

            (xxii)      No  Mortgage  Loan  secured  by a  Mortgaged  Property
located in the State of New York, for which a loan  application  was submitted on or after April 1, 2003,  is a  "high-cost  home loan" as defined in the New
York Assembly Bill 11856.

            (xxiii)     No  Mortgage  Loan is  classified  as (a) a "high cost
mortgage" loan under the Home  Ownership and Equity  Protection Act of 1994 or
(b)  a  "high  cost  home,"  "covered,"  "high  cost,"  "high  risk  home"  or
"predatory" loan under any other applicable state, federal or local law.

            (xxiv)      The   Seller   has   complied   with  all   applicable
anti-money  laundering laws and regulations,  including without limitation the
USA Patriot Act of 2001.

            (xxv)_No Mortgage Loan  originated  on or after  November 27, 2003 will be subject to the New Jersey Home Ownership Security Act of 2003.

            (xxvi)      No  Mortgage  Loan is a "High Cost  Loan" or  "Covered
Loan",  as  applicable,  as such terms are  defined  in the  Standard & Poor's
LEVELS®  Glossary,  Appendix E,  in effect as of the Closing Date or as of the related Subsequent Transfer Date, as applicable.

1     Buyer  must  own  and/or  invest  on  a  discretionary  basis  at  lease
      $100,000,000 in securities unless Buyer is a dealer,  and, in that case,
      Buyer  must  own  and/or  invest  on  a  discretionary  basis  at  least
      $10,000,000 in securities.